UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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ALTAIR INTERNATIONAL CORP.
(Name of Registrant as Specified in Its Charter)

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ALTAIR INTERNATIONAL CORPORATION

322 North Shore Drive

Building 1B, Suite 200

Pittsburgh, PA 15212

412-770-3140

 Notice of Action by Written Consent of Shareholders to be Effective February __, 2024

Dear Stockholder:

Altair International Corp., a Nevada corporation. (the "Company"), hereby notifies our stockholders of record on January 9, 2025, that stockholders holding approximately 62% of the voting power have approved, by written consent in lieu of a special meeting on February 20, 2024, the proposal to approve the reverse merger with Premier Air Charter, Inc. (the “Merger”) that was unanimously adopted on February 16, 2024, by the Board of Directors of the Company (the “Board of Directors”).

The Nevada Revised Statutes permit holders of a majority of the voting power of a corporation to take shareholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Merger.

This Information Statement is first being mailed to our stockholders of record as of the close of business on January 9, 2025. The action contemplated herein will not be effective until the date which is at least 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND

 YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, pursuant to Nevada law. Proxies are not being solicited because stockholders holding approximately 62% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

By order of the Board of Directors:

/s/ Leonard Lovallo President and Chief Executive Officer

January 14, 2025

Annex A Agreement and Plan of Merger dated February 16, 2024 among Premier Air Charter, Inc, Premier Air Charter Merger Sub, Inc. and TIPP Aviation, LLC

ALTAIR INTERNATIONAL CORP.

322 North Shore Drive

Building 1B, Suite 200

Pittsburgh, PA 15212

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 INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Altair International Corp., a Nevada corporation (the “Company” or “Altair”), in connection with the approval of the Merger by our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On February 16, 2024, our Board of Directors approved and, on February 20, 2024, the holders of a majority of our voting capital stock approved the consummation of the Merger Agreement (the “Proposal”) between Premier Air Charter, Inc. (“Premier”) and the Company. The Proposal will become effective on the date which is at least 20 days after the date on which the Company’s definitive Information Statement is first mailed to its stockholders of record. The Company filed a Form 8-K on February 21, 2024, describing the terms of the Merger Agreement.

Premier Air Charter, Inc., (“Premier”) was acquired by TIPP Aviation, LLC (“TIPP Aviation”) as a wholly owned subsidiary on July 1, 2019. On February 16, 2024, Premier converted to a C-Corporation in which the outstanding 300,000 membership interests of Premier Air Charter, LLC were exchanged for 10,000 shares of the Company’s no par value common stock. TIPP Aviation is the sole shareholder of Premier.

Premier has its registered office address at its 2006 Palomar Airport Road, Suite 210, Carlsbad, CA 92011, which is also the principal place of business. This facility includes business offices, aircraft hangar and parking space that have been leased over a five-year period ending August 31, 2029.

Altair Merger Agreement

On February 16, 2024, Altair entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger. Altair will not transfer any of its liabilities at the closing of the Merger. The closing of the Merger is subject to a number of pre-conditions.

Following the Closing, Premier will be deemed the accounting predecessor of the Merger and will be the successor registrant for SEC purposes, meaning that Premier’s financial statements for previous periods will be disclosed in the Company’s future periodic reports filed with the SEC. The Merger is to be accounted for as a reverse recapitalization. Under this method of accounting, Altair will be treated as the acquired company for financial statement reporting purposes. The business of Premier will be the business of the Company following the consummation of the Merger.

Premier’s Business

Premier provides jet charter services within the air charter service market. Premier combines what it describes as industry-leading expertise in customer service, aircraft operations, aircraft maintenance and business management with the goal to create a seamless and superior travel experience. Premier has a team of professionals with extensive experience to meet the needs of its clientele, including meticulously maintained aircraft and personalized support. Premier intends to be the leading luxury aviation company through its diverse fleet of aircraft and involvement in a variety of aspects of the jet charter business, including private charters, aircraft management and sales.

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Premier exclusively operates eight aircraft comprised of Gulfstream IV, Cessna Citation X and Bombardier Challenger 601s through a variety of finance and leasing arrangements and is pursuing plans to expand aircraft fleet size and operations. The following are the major lease terms:

Competition in the Air Charter Business

The jet air charter services market size is estimated to be $15 billion with a compound annual growth rate of 13.92%. according to a 2024 report entitled Private Jet Charter Services Market Analysis - Industry Growth, Size & Forecast Report (2024-2029) by Mordor Intelligence (https://www.mordorintelligence.com/industry-reports/private-jet-charter-services-market). Major competitors serving the jet air charter business include NetJets, Flexjet, Wheels Up, VistaJet, Magellan Jets, and XOJet, with NetJets generally considered the largest and most dominant player based on its extensive fleet and market share across fractional ownership, leasing and private jet card programs.

Key aspects of competition in the jet charter market include:

Fleet size and variety: Companies compete based on the size and range of aircraft they offer to cater to different needs and budgets.

Service level and customization: Providing personalized travel experiences, dedicated customer service, and tailored flight options can differentiate companies.

Pricing structure: Competition exists in terms of hourly rates, jet card programs and flexible booking options.

Global reach: Companies with a wider network of destinations and operational capabilities can attract more international clients.

Technology and online platforms: User-friendly booking systems and digital tools for managing flights can be a competitive advantage.

These competitors are larger and have greater financial resources than Premier. To be successful in the air charter business, a company must have desirable aircraft to charter at reasonable rates that are available on demand and that satisfy all federal safety and security standards.

Competitive Strengths of Premier

Premier believes that it can compete successfully in the air charter business based upon the many years of experience that its leadership team has in the private aviation industry, including the skills and contacts necessary to procure and contract for the right to use aircraft assets, the capability to repair and maintain aircraft and their overall business management acumen.

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Growth Strategy

Our growth strategies are focused on:

• Continuously building and improving our team of experts that meet/exceed the high and rigorous safety, security, and customer wellbeing demands in operating jet aircraft.

• Investing in aircraft that meet the needs of our customers and provide a favorable return on investment.

• Continuing to expand vertically integrated aircraft maintenance operations to optimize ability to meet and exceed aircraft safety requirements and optimize aircraft availability and operating cost.

• Expanding customer base and flight routes by obtaining required certifications to operate jet aircraft that carry 10 or more passengers.

• Continuing to capture industry synergies by working together to meeting customer needs with available aircraft and providing aircraft maintenance services.

Employees

Premier has 34 full-time employees and two part-time employees.

Properties

The Company has its principal office at 2006 Palomar Airport Road, Suite 210, Carlsbad, CA 92011, that includes business offices and an aircraft hangar of approximately 4,200 square feet at a monthly cost of $28,371 that has been leased over a five-year period ending August 31, 2029.

Management of Premier

Premier will appoint the following persons to the Board of Directors and key officer positions upon the closing of the Merger:

Sandra J, DiCicco, age 59, will be CEO and Chairman of the Board of Directors. Since 2015, Ms. DiCicco has been the CEO and was the founder of Tipp Investments LLC, a real estate holding company that currently owns and manages commercial real estate properties in Fresno and San Diego, California. Since 2020 Ms. DiCicco has also served as the President and CEO of Clovis Glass Co., a company in the business of selling windows and doors and making glass repairs and since 2013 has served as CEO of Grand Restaurant Group that owns and operates several restaurants in California. Ms. DiCicco received a Bachelor of Arts in Organizational Management from Fresno Pacific University. Premier believes that Ms. DiCicco’s diverse experience in growing businesses and creating hundreds of jobs throughout the United States makes her qualified to be Chairman of the Board.

Vincent Monteparte, 59 years old, has since 2012 served as President of ISM Enterprises, an investment company that manages a portfolio of equities, real estate, and technology companies. Since 2017 Mr. Monteparte served as a Venture Partner at Sway Ventures, a U.S.-based venture capital firm investing in early to mid-stage technology companies, and since 2020 he served as Principal at Global Capital Markets, an investment banking where he leads the firms M&A transactions for mid-market companies for the technology, manufacturing, and the logistics industries. Mr. Monteparte began his career as an entrepreneur and founded various companies, most recently Miro Technologies, where he led the development of a SaaS solution to modernize maintenance, repair, overhaul, and supply chain operations for complex assets, in 2012 he sold the business to a Fortune 50 Aerospace and Defense company for a 14x return on invested capital with an IRR of 48%. Additionally, Mr. Monteparte has held senior level executive roles leading teams and positioning multinational corporations to growth at The Boeing Company from 2012 to 2015 and Miro Technologies from 2004 to 2012.

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Mr. Monteparte received a B.A. in Aeronautical Engineering from Embry-Riddle Aeronautical University and an MBA from the Pepperdine University Graziadio School of Business, where he earned the Most Distinguished Alumni Award. He also holds FINRA series 63 and 79 licenses. Mr. Monteparte currently serves as a board director and Audit Committee Chair for Dalrada Financial Corp (DFCO). Premier believes that the knowledge that Mr. Monteparte has regarding capital raising as well as his experience in assisting with the growth of companies and their successful exits for their shareholders qualifies him to be a member of the Premier Board of Directors and to be a financial expert for purposes of serving on the Audit Committee for Premier following the closing of the Merger.

Ross David Gourdie, 52 years old, has served as CEO of Premier since July 2019. Prior to his serving as CEO of Premier, Mr. Gourdie was responsible for managing the scheduled and non-scheduled maintenance on a fleet of 18 aircraft consisting of multiple aircraft types. Mr. Gourdie has over 30 years’ experience in aviation maintenance experience, including for British Airways, Loganair, Flybe and the Royal Air Force. During those 30 years, Mr. Gourdie gained his EASA B1/B2/C engineering license, FAA Airframe and Powerplant certification and also a British national diploma in Aeronautical Engineering. Mr. Gourdie's role post-merger will be as President.

Amy Scannell, age 34, has served, since June 2019, as General Counsel of Tipp Investments, LLC, a company with broad investment interests including aviation, commercial real estate and agriculture, and since April 2022 has served in a dual role as General Counsel and COO of Tipp Investments, LLC. Ms. Scannell was admitted to the California bar in 2019 and the Massachusetts bar in 2015. From September 2015 to January 2018, Ms. Scannell worked as an associate attorney for Baskin & Associates, LLC, a family law litigation firm in Boston, Massachusetts that specialized in high net worth divorces, where she reviewed and analyzed tax returns, business records and financial reports to unwind and dissolve assets. From September 2018 to June 2019, Ms. Scannell was a law clerk at Holstrom Block & Parke, a California based family law firm. Ms. Scannell received a Bachelor of Arts degree from Westfield State University in Westfield, Massachusetts and her Juris Doctorate degree from Suffolk University Law School in Boston Massachusetts.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Employment Agreements

On June 17, 2019, Premier entered into an at-will Employment Agreement with Ross Gourdie that either party can terminate with or without cause. Under the terms of the Employment Agreement with Mr. Gourdie, he has been engaged commencing July 1, 2019, to be CEO at an annual base salary of $120,000. Hi current base salary is $250,000.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PREMIER

Unless otherwise indicated, or the context otherwise requires, references in this section to the “Company” and “we,” “our,” “us” and similar terms refer to Premier before the Merger.

This discussion should be read in conjunction with the audited financial statements of Premier included elsewhere in this information statement.

The following discussion provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read along with our financial statements and notes thereto contained elsewhere in this joint proxy statement/prospectus. The following discussion and analysis contain forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

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Overview

Premier was acquired by TIPP Aviation, LLC as a wholly owned subsidiary on July 1, 2019. On February 16, 2024, Premier converted to a C-Corporation whereby the 300,000 membership units outstanding at Premier Air Charter, LLC (the “LLC”) were exchanged for 10,000 shares of Premier’s no par value common stock. Due to both entities being under common control, these financial statements from inception have been updated to reflect the capital structure of the C-Corp.

Altair Merger Agreement

On February 16, 2024, Altair entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier, Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger. Altair will not transfer any of its liabilities at the closing of the Merger. The closing of the Merger is subject to a number of pre-conditions.

Following the Closing, Premier will be deemed the accounting predecessor of the Merger and will be the successor registrant for SEC purposes, meaning that Premier’s financial statements for previous periods will be disclosed in the Company’s future periodic reports filed with the SEC. The Merger is to be accounted for as a reverse recapitalization. Under this method of accounting, Altair will be treated as the acquired company for financial statement reporting purposes.

Premier’s Business

Premier provides jet charter services within the air charter service market and is committed to delivering an unmatched level of safety, security, reliability, and wellbeing to our valued clients.

With a focus on excellence, Premier combines industry-leading expertise in customer service, aircraft operations, aircraft maintenance, and business management to create a seamless and superior travel experience. Premier’s team of professionals bring extensive experience and a passion for service, ensuring every journey is tailored to meet the unique needs of our clientele. From meticulously maintained aircraft to personalized support, Premier Air Charter Company sets the standard for luxury and dependability in private aviation.

Premier has its registered office address at 2006 Palomar Airport Road, Suite 210, Carlsbad, CA 92011. This facility includes business offices, aircraft hangar and parking space that have been leased over a five-year period ending August 31, 2029.

Premier exclusively operates eight aircraft comprised of Gulfstream IV, Cessna Citation X, and Bombardier Challenger 601s through a variety of finance and leasing arrangements and is pursuing plans to expand aircraft fleet size and operations.

Management's Discussion and Analysis of Financial Condition and Results of Operations of Premier Air Charter, Inc. For The Years Ended December 31, 2023, and 2022, and the Nine Months Ended September 30, 2024, and 2023.

You should read the following discussion and analysis in conjunction with our financial statements, including the notes thereto, included in this Report. Some of the information contained in this Report may contain forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended (the “Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance, or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

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These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that the projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Going Concern and Liquidity

Premier’s financial statements have been prepared assuming that it will continue as a going concern, which contemplates continuity of operations, the realization of assets, and liquidation of liabilities in the normal course of business.

Premier Air Charter, Inc., incurred a net loss of $144,823 and $1,628,852 during the twelve months ended December 31, 2023, and nine months ended September 30, 2024, respectively. Although these losses were primarily the result of investments in aircraft and supporting operational infrastructure, these losses and limited working capital raise substantial doubt about our ability to continue as a going concern.

There can be no assurance that Premier will be successful in obtaining additional funding, or that its projections of its future working capital needs will prove accurate, or that any additional funding will be sufficient to continue operations in future years. In addition, support of Premier’s operations is dependent on receiving support from related parties which primarily consists of financial support for revenue and operating expenses.

We will be required to raise substantial capital to fund our capital expenditures, working capital, and other cash requirements. We will continue to rely on related parties and seek other financing to complete our business plans. The successful outcome of future financing activities cannot be determined at this time and there are no assurances that, if achieved, we will have sufficient funds to execute our intended business plan or generate positive operational results.

In addition to our current deficit, we may incur additional losses during the foreseeable future, until we are able to successfully execute our business plan. There is no assurance that we will be able to obtain additional financing through private placements and/or public offerings necessary to support our working capital requirements. To the extent that funds generated from any private placements and/or public offerings are insufficient, we will have to raise additional working capital through other sources, such as bank loans and/or financings. No assurance can be given that additional financing will be available, or if available, will be on acceptable terms.

We are also incurring increased costs as a publicly traded company. As a public company, we incur significant legal, accounting and other expenses that we did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the Securities and Exchange Commission, have required changes in corporate governance practices of public companies.

These new rules and regulations have increased our legal and financial compliance costs and have made some activities more time-consuming and costly. We cannot predict or estimate the amount of additional costs we may incur as a result of being a public company or the timing of such costs.

Revenues and Cost of Revenues

Revenues

Premier Air Charter: September End

Revenues for the nine months ended September 30, 2024, were $15,296,059 compared with revenue of $14,418,509 during the three months ended September 30, 2023, an increase of 5.7%. The increase in revenues was primarily attributable to the acquisition and chartering of a Bombardier Challenger aircraft.

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Premier Air Charter: 2022 vs 2023

Revenues for the year ended December 31, 2023, were $20,184,074 compared with revenue of $19,797,918 during the year ended December 31, 2022, an increase of $386,156, or 1.9%. The increase was primarily due to increased aircraft maintenance revenue.

Cost of Revenues

Premier Air Charter: September End

Cost of revenues for the nine months ended September 30, 2024, was $14,038,952 compared to cost of revenues of $11,994,765 during the nine months ended September 30, 2023, an increase of $2,044,187, or 14.5%. The increase in cost of revenues was primarily a result of an increase in aircraft and use of aircraft.

Premier Air Charter: 2022 vs 2023

Cost of revenues for the year ended December 31, 2023, was $17,028,590, compared to cost of revenues of $15,070,370 during the year ended December 31, 2022, an increase of $1,958,220, or 11.5%. The increase in cost of revenues was primarily a result of an increase in aircraft and use of aircraft.

Operating Expenses

Premier Air Charter: September End

Operating expenses for the nine months ended September 30, 2024, were $2,346,512 compared to operating expenses of $2,292,593 during the nine months ended September 30, 2023, an increase of $53,919 or 2.2%. The increase in operating expense was due to expanded charter operations.

Premier Air Charter: 2022 vs 2023

Operating expenses for the year ended December 31, 2023 were $3,415,246 compared to operating expenses of $2,459,243 during the year ended December 31, 2022, an increase of $956,003, or 27.9%. The increase in operating expenses was due to the increase in charter operations and additional aircraft.

Net Income (Loss) from Operations

Net loss from operations for the nine months ended September 30, 2024 was $(1,089,405) compared to net income from operations of $131,151 for the nine months ended September 30, 2023. The increase in the loss is primarily due to the ROU assets and increased cost of sales.

Net loss from operations for the year ended December 31, 2023 was $(259,762) compared to net income from operations of $2,268,305 for the year ended December 31, 2022. This change is primarily due to investments in pilots and other aircraft operations to support additional aircraft.

Other Income (Expense)

Other income (expense) consists of other expense, a gain on forgiveness of debt and interest expense on the consolidated statements of operations. Other income (expenses) was $539,447 and $(304,912) for the nine months ended September 30, 2024 and 2023, respectively.

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Other (income) expense consists of other expense, a gain on forgiveness of debt and interest expense on the consolidated statements of operations. Other income (expenses) was $(197,777) and $466,840 for the year ended December 31, 2024 and 2023, respectively.

Net Income (Loss)

Net income (loss) was $(1,628,582) and $436,063 for the nine months ended September 30, 2024 and 2023, respectively. The increase in the loss is primarily due to the acquisition and implementation into service of the aircraft, which increased the cost of sales.

Net income (loss) was $(144,823) and $1,758,975 for the year ended December 31, 2023 and 2022, respectively. This change is primarily due to investments in pilots and other aircraft operations to support additional aircraft.

Cash Flows

	Nine Months Ended
	September 30,
	2024	2023
Net cash provided by operating activities	$2,207,650	$66,710
Net cash used in investing activities	(224,438)	(45,078)
Net cash used in financing activities	(1,852,654)	(497,446)
Net change in cash during the period, before effects of foreign currency	$130,558	$(475,814)

Cash flow from Operating Activities

During the nine months ended September 30, 2024, Premier incurred a loss of $1,628,852. This negative impact to cash was offset by payments of related party accounts receivable and increases in accounts payable, providing a net positive cash flow from operations of $2,207,650.

Cash flow from Investing Activities

During the nine months ended September 30, 2024, Premier used $1,131,411 to acquire property and equipment. Also, the increase in the use of cash is the net result of investing $693,027 in aircraft improvements offset by the sale of an aircraft for $1,600,000.

Cash flow from Financing Activities

During the nine months ended September 30, 2024, Premier used $2,012,654 to pay down debt.

Cash Flows

	Year Ended
	December 31,
	2023	2022
Net cash provided by operating activities	$255,077	$748,269
Net cash used in investing activities	(45,078)	(33,608)
Net cash used in financing activities	(752,473)	(380,779)
Net change in cash during the period, before effects of foreign currency	$(542,474)	$333,882

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Cash flow from Operating Activities

During the twelve months ended December 31, 2023, Premier incurred a loss of $144,823. This negative impact to cash was primarily offset by payments of related party accounts receivable, providing a net positive cash flow from operations of $255,077.

Cash flow from Investing Activities

During the twelve months ended December 31, 2023, Premier used $45,078 of cash for investing activities in property and equipment.

Cash flow

During the twelve months ended December 31, 2023, Premier used $752,473 cash to pay down debt.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Future Financings

We will continue to rely on related parties, equity sales of our common shares or debt financing arrangements in order to continue to fund our business operations. Issuance of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund our operations and other activities.

Critical Accounting Policies

Refer to our Premier Air Charter, Inc. audited financial statements for the year ended December 31, 2023, and the unaudited nine months ended September 30, 2024 financial statements for a full discussion of our critical accounting policies.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On February 16, 2024, the Altair International Corp. ("Altair" or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger. Altair will not transfer any of its liabilities at the closing of the Merger. The closing of the Merger is subject to a number of pre-conditions, including Premier providing two years of audited financial statements by a PCAOB registered accounting firm.

On December 2, 2024, the registrant ("Altair") executed Amendment No. 5 to the Agreement and Plan of Merger (“Amendment 5 to Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of Amendment 5 to the Merger Agreement, the Outside Date by which the merger by Altair with Premier must be consummated was changed from November 31, 2024 to January 31, 2025. Additionally, the maximum number of shares outstanding upon consummation of the proposed merger was increased from 270,000,000 to 280,000,000. No other changes were made to the Agreement and Plan of Merger.

The following unaudited pro forma condensed combined financial information is based on the financial statements of the Company and Premier Air Charter, Inc..

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Premier is a San Diego based jet charter company that provides private charter flights, aircraft management services and aircraft maintenance. The Company has its registered office address at 2006 Palomar Airport Rd., Suite 210, Carlsbad, CA 92011, which is also the principal place of business.

The notes to the unaudited pro forma condensed combined financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Company’s acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma condensed combined financial statements also do not include any integration costs, cost overlap or estimated future transaction costs that the companies expect to incur as a result of the acquisition.

The historical financial information has been adjusted to give effect to events that are directly attributable to the Acquisition, factually supportable and expected to have a continuing impact on the results of the combined company. Per Rules 8-05, 11-01 and 11-02 of Regulation S-X, the historical financials of the companies are within one quarter of one another; therefore, no adjustments were made to the periods presented. The adjustments that are included in the following unaudited pro forma condensed combined financial statements are described in Note 3 below, which includes the numbered notes that are marked in those financial statements.

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ALTAIR INTERNATIONAL CORP. Unaudited Pro Forma Condensed Combined Balance Sheets
	Altair International Corp. as of September 30, 2024	Premier Air Charter, Inc. as of September 30, 2024	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets:
Cash	$461	$260,429	$—		$260,890
Prepaid expenses and other current assets	—	9,025	—		9,025
Accounts receivable, net of allowance of $72,405	—	73,330	—		73,330
Other receivables	—	415,528	(52,600)		362,928
Due from related parties, current portion	—	158,468	—		158,468
Total Current Assets	461	916,780	(52,600)		864,641

Long-Term Assets:
Property and equipment, net	—	6,166,070	—		6,166,070
Right of use assets - operating	—	5,628,481	—		5,628,481
Right of use assets - financing	—	12,164,578	—		12,164,578
Investment – Related party	—	208,782	—		208,782
Maintenance reserves	—	2,453,767	—		2,453,767
Total Assets	$461	$27,538,458	$(52,600)	(3)	$27,486,319

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$4,000	$2,126,184	$—		$2,130,184
Interest payable	17,877	—	—		17,877
Due to related parties	52,600	1,132,368	(52,600)		1,132,368
Right of use liabilities – operating	—	1,276,550	—		1,276,550
Right of use liabilities - financing	—	1,091,916	—		1,091,916
Convertible notes payable	141,444	—	—		141,444
Long-term debt, related party, current portion	—	1,185,374	—		1,185,374
Long-term debt, current portion	—	186,507	—		186,507
Deferred revenue	—	227,453	—		227,453
Loan payables	14,165	—	—		14,165
Total Current Liabilities	230,086	7,226,352	(52,600)		7,403,838
Long-Term Liabilities:
Long-term debt, net of current portion	—	3,713,323	—		3,713,323
Long-term debt, related parties, net current portion	—	3,979,679	—		3,979,679
Right of use liabilities – operating, net of current portion	—	4,351,931	—		4,351,931
Right of use liabilities - financing, net of current portion	—	9,264,820	—		9,264,820

Total Liabilities	230,086	28,536,105	(52,600)	(3)	28,713,591

Shareholders’ Deficit:
Preferred Stock, $0.001 par value, 10,000,000 shares authorized, no shares issued	—	—	—		—
Common Stock, $0.001 par value, 500,000,000 shares authorized: 32,803,527 and 218,690,180 (proforma), respectively	32,804	—	185,886	(1)	218,690
Additional paid-in-capital	17,335,472	—	(17,335,472)	(1)(2)	—
Accumulated deficit	(17,597,901)	(997,647)	17,149,586	(2)	(1,445,962)
Total Shareholders’ Deficit	(229,625)	(997,647)	—		(1,227,272)
Total Liabilities and Shareholders’ Deficit	$461	$27,538,458	$(52,600)	(3)	$27,486,319

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ALTAIR INTERNATIONAL CORP. Unaudited Pro Forma Condensed Combined Statements of Operations

	Altair International Corp. for the Six Months Ended September 30, 2024	Premier Air Charter, Inc for the Nine Months Ended September 30, 2024	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenues	$—	$15,296,059	$—		$15,296,059
Cost of revenues	—	14,038,952	—		14,038,952
Gross profit	—	1,257,107	—		1,257,107

Operating Expenses:
Compensation - related party	24,000	—	—		24,000
Director fees	2,500	—	—		2,500
Payroll and related expenses	—	968,803	—		968,803
General and administrative	44,435	1,377,709	—		1,422,144
Total operating expenses	70,935	2,346,512	—		2,417,447

Loss from operations	(70,935)	(1,089,405)	—		(1,160,340)

Other Income (Expense):
Interest expense	(11,556)	(496,548)	—		(508,104)
Other	—	(42,899)	—		(42,899)
Total other expense	(11,556)	(539,447)	—		(551,003)

Net loss	$(82,491)	$(1,628,852)	$—		$(1,711,343)

Net loss per common share, basic and diluted	$(0.00)				$(0.01)

Weighted average number of common shares outstanding, basic and diluted	32,009,239		218,690,180	(1)	251,493,707

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ALTAIR INTERNATIONAL CORP. Unaudited Pro Forma Condensed Combined Statements of Operations

	Altair International Corp. as of March 31, 2024	Premier Air Charter, LLC as of December 31, 2023	Pro Forma Adjustments	Pro Forma Combined
Revenues	$—	$20,184,074	$—	$20,184,074
Cost of revenues	—	17,028,590	—	17,028,590
Gross profit	—	3,155,484	—	3,155,484

Operating Expenses:
Compensation - related party	48,000	—	—	48,000
Director fees	33,600	—	—	33,600
Payroll and related expenses	—	1,778,742	—	1,778,742
General and administrative	99,578	1,636,504	—	1,736,082
Total operating expenses	181,178	3,415,246	—	3,596,424

Loss from operations	(181,178)	(259,762)	—	(440,940)

Other Income (Expense):
Interest expense	(125,169)	(82,838)	—	(208,007)
Gain on forgiveness of debt	4,002	—	—	4,002
Change in fair value	120,069	—	—	120,069
Loss on settlement of debt	(205,737)	—	—	(205,737)
Loss on issuance of convertible debt	(10,872)	—	—	(10,872)
Other		197,777	—	197,7777
Total other (expense) income	(217,707)	114,939	—	(102,768)

Net loss	$(398,885)	$(144,823)	$—	$(543,708)

Net loss per common share, basic and diluted	$(0.02)			$(0.00)

Weighted average number of common shares outstanding, basic and diluted	25,605,919		218,690,180	251,493,707

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ALTAIR INTERNATIONAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma statements of operations for the periods presented, is based on the financial statements of the Company and Premier Air Charter, LLC (“Premier”), after giving effect to the Company’s acquisition of Premier and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

NOTE 2 - ACQUISITION OF PREMIER AIR CHARTER, INC.

On February 16, 2024, the Altair International Corp ("Altair") entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger. Altair will not transfer any of its liabilities at the closing of the Merger. The closing of the Merger is subject to a number of pre-conditions, including Premier providing two years of audited financial statements by a PCAOB registered accounting firm.

On December 2, 2024, the registrant ("Altair") executed Amendment No. 5 to the Agreement and Plan of Merger (“Amendment 5 to Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of Amendment 5 to the Merger Agreement, the Outside Date by which the merger by Altair with Premier must be consummated was changed from November 31, 2024 to January 31, 2025. Additionally, the maximum number of shares outstanding upon consummation of the proposed merger was increased from 270,000,000 to 280,000,000. No other changes were made to the Agreement and Plan of Merger.

Following the Closing, Premier will be deemed the accounting predecessor of the Merger and will be the successor registrant for SEC purposes, meaning that Premier’s financial statements for previous periods will be disclosed in the Company’s future periodic reports filed with the SEC.

The Merger is accounted for as a reverse recapitalization. Under this method of accounting, Altair will be treated as the acquired company for financial statement reporting purposes.

NOTE 3 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(1)	Adjustment to account for the issuance of 85% of the issued and outstanding common stock of Altair.

(2)	Elimination of the accumulated deficit and adjustment to additional paid in capital of Altair as the accounting acquiree.

(3)	Elimination of cash advance from Premier to Altair.

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Background of the Merger

Our board of directors and senior management regularly review and assess our financial performance, prospects, competitive position and long-term strategic plan with the goal of maximizing stockholder value. As part of this ongoing process, our board of directors and senior management have periodically evaluated potential strategic alternatives relating to the Company and its business and have engaged in discussions with third parties concerning potential strategic transactions, including possible acquisitions, divestitures, business combinations and mergers.

In early August 2023, Leonard Lovallo, our President, CEO and Chairman of the Board, was presented with information about Premier by Eric Horton, a consultant for Premier and a business acquaintance of Mr. Lovallo, who stated that Premier was exploring the possibility of merging with an existing public company.

In late November 2023, Premier expressed a genuine interest in exploring a merger with Altair. Accordingly, a term sheet was negotiated between the companies and executed on December 6, 2023.

Over the following months, lawyers and other representatives for both Altair and Premier negotiated definitive terms of a Merger Agreement that was completed and executed on February 16, 2024.

Reasons for the Merger According to the Company’s Board of Directors

The Board of Directors believes that the Merger presents the best alternative available to the Company’s shareholders to obtain an increase in the price of the Company’s common stock based on the discussions that the Board of Directors has had with senior management of Premier regarding Premier’s future financial prospects, the lack of revenues generated by the Company’s current business and the failure to close a number of other potential merger candidates in the last 12 months.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendations of the Company’s Board of Directors with respect to the Merger, the Company’s stockholders should be aware that the Company’s directors and executive officers do not have interests in the Merger, including financial interests, that may be different from, or in addition to, the interests of the other stockholders of the Company.

Dissenters' Right of Appraisal

The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the Proposal.

Voting Securities

As of the date of this information statement, our voting securities consist of our Common Stock of which 30,075,352 shares are outstanding. Approval of the Proposal requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding on March 29, 2024 (the “Record Date”). The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Stockholders who beneficially own an aggregate of 32,803,527 shares of our Common Stock, or approximately 62% of the total issued and outstanding shares of Common Stock are the “Consenting Stockholders.” The Consenting Stockholders have the power to vote all of their shares of our Common Stock, which number exceeds the majority of the issued and outstanding shares of our Common Stock on the date of this Information Statement. The Consenting Stockholders have consented to the proposed actions set forth herein and had and have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

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According to N.R.S. 78.390, a majority of the Company’s outstanding voting power entitled to vote is required to approve the Merger. The approval of this action by written consent is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. To eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

Pursuant to Section 78.320 of the Nevada Revised Statutes, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about March 25, 2024, to stockholders of record as of the Record Date and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Commission in its rules, regulations and releases) representing the Company’s expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements regarding the Company’s business, anticipated financial or operational results or objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “desire”, “could”, “estimate”, “might”, or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of the Company with the Commission.

CONSUMMATION OF THE REVERSE MERGER WITH PREMIER

Our Board of Directors has unanimously approved and adopted, subject to stockholder approval, a reverse merger with Premier. Premier is an air charter company with the intention of being the leading luxury aviation company through its diverse fleet of aircraft and involvement in a variety of aspects of the jet charter business, including private charters, aircraft management and sales.

Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and become a wholly owned subsidiary of the Company. The officers and directors of Premier will be the officers and directors of Altair following the Merger.

THE MERGER AGREEMENT

The following describes certain aspects of the Merger, including certain material provisions of the Merger Agreement. The following description of the Merger Agreement is subject to, and qualified in its entirety by reference to, the Merger Agreement, which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We urge you to read the Merger Agreement carefully and in its entirety as it is the legal document governing the Merger.

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Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about Altair contained in this proxy statement or in Altair’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Altair contained in the Merger Agreement and described in this summary. The representations, warranties and covenants made in the Merger Agreement by Altair, Premier and Merger Sub were qualified and subject to important limitations agreed to by Altair, Premier and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Altair, Premier or Merger Sub, because the parties may take certain actions that are consented to by the appropriate party, which consent may be given without prior notice to the public. Capitalized terms not defined in this Proxy Statement are defined in the Merger Agreement.

Structure and Effective Time

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub, a Nevada corporation and a direct, wholly owned subsidiary of Altair, will merge with and into Altair. As a result, the separate corporate existence of Merger Sub will cease, and Premier will survive the Merger and continue to exist after the Merger as a direct, wholly owned subsidiary of Altair.

The Merger will take place no later than two business day after satisfaction or waiver of all conditions described under “Conditions to Completion of the Merger” beginning on page ___ of this proxy statement.

The Merger will become effective at the time when Altair, Premier and Merger Sub cause to be executed and filed a Plan of Merger with the Secretary of State of the State of Nevada in accordance with the relevant provisions of the Nevada Revised Statutes, or such other date and time as is agreed upon by the parties and specified in the Plan of Merger

Merger Consideration

The Merger Agreement provides that as consideration for the Merger, at the Closing, Altair will exchange with the Premier shareholders that number of shares of Altair common stock constituting 85% of the issued and outstanding shares of Altair common stock that would equal no more than 270,000,000 shares for 100% of the outstanding shares of Premier.

Payment and Issuance of Merger Consideration; Surrender of Company Certificates

At the Effective Time, all Premier Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist and each holder of a certificate formerly representing any Premier Stock (each, a "Certificate") shall cease to have any rights as a Premier shareholder.

Directors and Officers

The Merger Agreement provides that at the Effective Time, the directors and officers of Merger Sub at the Effective Time of the Merger will be the directors and officers of the surviving corporation until successors are duly elected, designated or qualified or until their earlier death, resignation or removal in accordance with the surviving corporation’s governing documents.

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Representations and Warranties

The Merger Agreement contains representations and warranties that Altair, Merger Sub and Premier warranties have been made for the benefit of the other parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in the Schedules to the Merger Agreement that modify, qualify and create exceptions to the representations and warranties set forth in the attached Merger Agreement.

Altair and Merger Sub haves made a number of representations and warranties to Premier and Premier has made a number of representations and warranties to Altair and Merger Sub in the Merger Agreement regarding aspects of each company’s business and other matters pertinent to the Merger. The topics covered by these representations and warranties include the following:

•	organization, valid existence, good standing, qualification to do business and similar corporate matters;

•	capital structure and the absence of encumbrances on Spirit’s equity interests;

•	corporate power and authority to enter into and perform its obligations under the Merger Agreement and complete the Merger, the enforceability of the Merger Agreement and the due execution and delivery of the Merger Agreement;

•	the approval of the Merger Agreement, the Merger and the transactions contemplated thereby by the board of directors and the recommendation by the Altair and Premier board of directors that their respective stockholders adopt the Merger Agreement;

•	the absence of violations and breaches of, or conflicts with, governing documents, certain material contracts, or any order or law resulting from entry into the Merger Agreement or the completion of the Merger;

•	the absence of defaults or accelerations of any obligations under certain material contracts or creation of any liens on each company’s properties or other assets resulting from their entry into the Merger Agreement or the completion of the Merger;

•	the absence of consents, approvals, authorizations, permits and filings required from governmental entities or pursuant to certain material contracts resulting from entry into the Merger Agreement or the completion of the Merger;

•	possession of required authorizations and permits necessary to conduct their respective current business;

•	financial reports and the preparation of financial reports in compliance with GAAP and, with respect to Altair, the applicable requirements of the SEC;

•	the absence of any material changes in the accounting practices or policies applied by Premier and Altair in the preparation of their respective financial reports, other than as required by GAAP, SEC rules or applicable law;

•	the absence of certain undisclosed liabilities;

•	compliance in all material respects with all applicable laws respecting labor, employment, immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, compensation and benefits, and wages and hours;

•	the validity of, and Spirit’s compliance with, Spirit’s material contracts;

•	the absence of any suits, claims, actions, hearings, arbitrations, investigations or other proceedings pending or, to their knowledge, threatened against them or any of their officers, directors or employees;

•	the absence of certain material orders against them by any governmental entity;

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        Some of the representations and warranties are qualified by a material adverse effect standard. Subject to certain exclusions, a “material adverse effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes of clause (a) above, any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect:

•	general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business;

•	changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate;

•	changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate;

•	conditions caused by acts of God, terrorism, war (whether or not declared), pandemic or natural disaster; and

•	any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein.

Conduct of Business Pending the Closing

Under the Merger Agreement, Premier and Altair have each agreed that, subject to certain exceptions in the Merger Agreement or in the disclosure schedules delivered by Premier and Altair in connection with the Merger Agreement, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to Premier and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

No-Solicitation

Under the Merger Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means (A) with respect to Altair and its Affiliates, a transaction (other than the transactions contemplated by the Merger Agreement) concerning the sale of (x) all or any material part of the business or assets of Altair (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of Altair or its Affiliates, in any case, whether such transaction takes the form of a sale of shares or other equity, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to Altair and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning any business combination with any Person.

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To induce Premier to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated under the Merger Agreement, Altair agreed that without the prior written consent of Premier, directly or indirectly, (i) solicit, initiate, entertain, discuss, negotiate, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party. Notwithstanding the foregoing, no disclosure that the board of directors of Altair may determine in good faith (after consultation with its outside legal counsel) that Altair is required to make under applicable Law will constitute a violation of this Agreement.

Altair is required to notify Premier as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by Altair or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to ATAO or its Affiliates, specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. Altair is required to keep Premier promptly informed of the status of any such inquiries, proposals, offers or requests for information. Altair agreed that it and its Representative will immediately cease and cause to be terminated any solicitations, discussions, or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

Audited Financial Statements

Premier agreed to provide to Altair prior to Closing its latest two fiscal years of financial statements audited by a PCAOB registered independent accounting firm in accordance with SEC Regulation S-X that are included in Annex B to this Information Statement

No Altair Debt or Contingent Liabilities at Closing

Altair agreed to eliminate any outstanding debt obligations or contingent liabilities prior to Closing.

Indemnification

Premier and Altair have agreed for a period of two years from the Effective Date to indemnify and hold harmless all past and present directors, officers and employees of the other Party to the same extent such persons are indemnified as of the date of the Merger Agreement under each Party’s respective Organizational Documents or any indemnification agreement between the Indemnified Agreement and Premier or Altair, respectively, occurring at or prior to the effective time of the Merger. Each Party has agreed to indemnify and hold harmless each Indemnified Person with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with the defense of any Action (whether civil, criminal, administrative or investigative), whenever asserted.

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Termination of the Merger Agreement

Premier and Altair may terminate the Merger Agreement (i) by mutual agreement, (ii) by Premier alone, (iii) if any of the conditions to the Closing set forth in Article VI have not been satisfied or waived by April 15, 2024 (the “Outside Date”) so long as the Party terminating the Merger Agreement is not the cause of the breach, (iv)) if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; so long as the Party terminating the Merger is not the substantial cause of the failure of the other Party or its Affiliates to comply with any provision of the Merger Agreement resulting in such action by such Governmental Authority; (v) if the other Party has materially breach by their representations, warranties, covenants or agreements contained in the Merger Agreement, or if any representation or warranty shall have become materially untrue or materially inaccurate, in any case and the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by terminating party or (B) the Outside Date; (vi) if there shall have been a Material Adverse Effect on Premier or its Subsidiaries following the date of this Agreement which is uncured and continuing; or by Altair if Premier has not delivered by the Outside Date its PCAOB Financials.

Exchange Act Matters

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Merger, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting status or other requirements thereunder. Our Common Stock is currently traded on the OTCQB Venture Market under the symbol “ATAO”, subject to our continued satisfaction of the OTCQB Venture Market listing requirements.

ACCOUNTING TREATMENT

The merger will be accounted for as a “purchase transaction” for financial accounting purposes.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 29, 2024, certain information concerning the beneficial ownership of Common Stock by (i) each person known by the company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) our executive officers, and (iv) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 30,075,352 shares outstanding. Unless otherwise indicated, the address of the following shareholders is the address of the Company.

Stockholders, Management and Directors	Shares Beneficially Owned	Percentage of Outstanding Shares Owned*
Leonard Lovallo, President and CEO, Director	3,585,200	10.9%

Thirty 05, LLC	3,120,268	9.5%
3005 Hoedt Road Tampa, FL 33618

Fourth Street Fund, LP(1)	9,671,722	29.5%
4047 St Georges Ct. Duluth, GA 30096

All directors and executive officers as a group (1 person)	3,585,200	10.9%

(1) Lisa Mannion is the beneficial owner of both the shares of the Company’s common stock held by Fourth Street Fund (5,671,722) for which she is President and as Trustee of the Lisa E. Mannion Revocable Trust that holds 4,000,000 shares.

22

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Altair International Corp., 322 North Shore Drive, Building 1B, Suite 200, Pittsburgh, PA 15212. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Altair International Corp., 322 North Shore Drive, Building 1B, Suite 200, Pittsburgh, PA 15212, telephone: (412) 770-3140.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. We believe that during the fiscal year ended March 31, 2024, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Altair International Corp., 322 North Shore Drive, Building 1B, Suite 200, Pittsburgh, PA 15212, telephone: (412) 770-3140.

Altair International Corp.

By Order of the Board of Directors

Date: January 14, 2025	By:	/s/ Leonard Lovallo
Leonard Lovallo
President and Chief Executive Officer

23

 INDEX TO FINANCIAL STATEMENTS

PREMIER AIR CHARTER

Condensed Financial Statements (unaudited) as of and for the Nine Months ended September 30, 2024 and 2023

Financial Statements as of and for the Fiscal Year ended December 31, 2023 and 2022

The unaudited condensed financial statements of Premier Air Charter Corp, (“Premier,” the “Company,” “we,” or “our”), for the nine months ended September 30, 2024, and for comparable periods in the prior year are included below. The financial statements should be read in conjunction with the notes to financial statements that follow.

F-1

PREMIER AIR CHARTER, INC.

(FORMERLY PREMIER AIR CHARTER, LLC)

Balance Sheets

(Unaudited)

	September 30,	December 31,
	2024	2023
Assets
Cash	$260,429	$129,871
Accounts receivable, net allowance of $72,405 and $72,405, respectively	73,330	310,975
Other receivables	415,528	53,421
Due from related parties, current portion	158,468	299,840
Prepaid expenses and other current assets	9,025	123,920
Total current assets	916,780	918,027
Property and equipment, net	6,166,070	89,470
Right of use assets - operating	5,628,481	—
Right of use assets - financing	12,164,578	—
Due from related parties, net of current portion	—	5,652,921
Investment - related party	208,782	280,945
Maintenance reserves	2,453,767	—
Total assets	$27,538,458	$6,941,363

Liabilities and Stockholder's Equity (Deficit)
Accounts payable and accrued expenses	$2,126,184	$662,819
Long-term debt, current portion	186,507	10,181
Deferred revenue	227,453	478,349
Due to related parties	1,132,368	20,001
Right of use liabilities - operating	1,276,550	—
Right of use liabilities - financing	1,091,916	—
Long-term debt, related parties, current portion	1,185,374	975,933
Total current liabilities	7,226,352	2,147,283
Right of use liabilites - operating, net of current portion	4,351,931	—
Right of use liabilites - financing, net of current portion	9,264,820	—
Long-term debt, net of current portion	3,713,323	81,875
Long-term debt, related parties, net of current portion	3,979,679	3,227,603
Total liabilities	28,536,105	5,456,761

Commitments and contingencies (Note 7)

Stockholder's Equity (Deficit)
Common stock: no par value; 10,000 shares authorized issued and outstanding	—	—
Retained earnings (accumulated deficit)	(997,647)	1,484,602
Stockholder's equity (deficit)	(997,647)	1,484,602
Total liabilities and total stockholder's equity (deficit)	$27,538,458	$6,941,363

The accompanying notes are an integral part of these financial statements.

F-2

PREMIER AIR CHARTER, INC.

(FORMERLY PREMIER AIR CHARTER, LLC)

Statements of Operations

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Revenue	$15,296,059	$14,418,509
Cost of sales	14,038,952	11,994,765
Gross profit	1,257,107	2,423,744
Operating expenses
Payroll and related expenses	968,803	1,309,773
Selling, general and administrative	1,377,709	982,820
Total operating expenses	2,346,512	2,292,593
Income (loss) from operations	(1,089,405)	131,151
Other (income) expense, net
Interest expense	496,548	64,598
Other	42,899	(369,510)
Other expense (income), net	539,447	(304,912)
Net income (loss)	$(1,628,852)	$436,063

The accompanying notes are an integral part of these financial statements.

F-3

PREMIER AIR CHARTER, INC.

(FORMERLY PREMIER AIR CHARTER, LLC)

Statements of Stockholder’s Equity (Deficit)

Nine Months Ended September 30, 2024

	Common Stock		Retained Earnings (Accumulated	Total Stockholder's Equity
	Shares	Amount	Deficit)	(Deficit)
Balance, December 31, 2023	10,000	$—	$1,484,602	$1,484,602
Net liabilities assume over assets forgiven with Demeter	—	—	(893,397)	(893,397)
Capital contribution	—	—	40,000	40,000
Net loss	—	—	(1,628,852)	(1,628,852)
Balance, September 30, 2024	10,000	$—	$(997,647)	$(997,647)

Nine Months Ended September 30, 2023

	Common Stock		Retained	Total Stockholder's
	Shares	Amount	Earnings	Equity
Balance, December 31, 2022	10,000	$—	$1,629,425	$1,629,425
Net income	—	—	436,063	436,063
Balance, September 30, 2023	10,000	$—	$2,065,488	$2,065,488

The accompanying notes are an integral part of these financial statements.

F-4

PREMIER AIR CHARTER, INC.

(FORMERLY PREMIER AIR CHARTER, LLC)
Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net income (loss)	$(1,628,852)		$436,063
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	424,840		6,359
Loss on change in fair value of investment in related party	72,163		(336,293)
Changes in operating assets and liabilities:
Accounts receivable	237,645		(207,135)
Other receivables	(362,107)		91,972
Due from/to related parties	2,133,085		914,996
Prepaid expenses and other current assets	114,895		(13,288)
Accounts payable and accrued expenses	1,466,877		(499,401)
Deferred revenue	(250,896)		(326,563)
Net cash provided by operating activities	2,207,650		66,710
Cash flows from investing activities
Acquisition of property and equipment	(1,131,411)		(45,078)
Proceeds from sale of property and equipment and engine reservers	1,600,000		—
Purchase of engine reserves	(693,027)		—
Net cash used in investing activities	(224,438)		(45,078)
Cash flows from financing activities
Capital contributions	40,000		—
Payments on financing lease obligations	(181,732)		—
Proceeds from long-term debt	120,000		—
Repayments of long-term debt	(1,162,485)		(5,412)
Repayments of long-term debt, related parties	(668,437)		(492,034)
Net cash used in financing activities	(1,852,654)		(497,446)
Net change in cash	130,558		(475,814)
Cash at beginning of period	129,871		672,345
Cash at end of the period	$260,429		$196,531

Supplemental disclosure of cash flow information
Non-cash investing and financing activities
Related party receivables converted into note receivable - related party	$—		$2,164,913
Related party advances converted into note payable - related party	$1,629,954		$—
Purchase of property and equipment with a note payable	$3,800,000		$—
Items related to Demeter receivable exchange:
Notes receivable and advances	$6,403,529		$—
Increase of property and equipment	$2,320,690		$—
Increase in maintenance reserves	$2,325,946		$—
Assumed notes payable	$1,050,259		$—
Right of use assets - operating and financing leases	$16,992,731		$—
Right of use liabilities - operating and financing lease	$15,078,977		$—

Cash paid during the year for:
Interest	$249,495	$

The accompanying notes are an integral part of these financial statements.

F-5

PREMIER AIR CHARTER, INC.

(FORMERLY PREMIER AIR CHARTER, LLC)

Notes to the Financial Statements

(Unaudited)

1. Organization and Business

Formation and Business of the Company

Premier Air Charter, Inc., formerly Premier Air Charter, LLC, (“the Company” or “Premier”) was acquired by Tipp Aviation, LLC (“Tipp Aviation” or “Tipp”) on July 1, 2019 (acquisition date). The Company is a 100% owned subsidiary of Tipp Aviation. Tipp Aviation is a subsidiary of Tipp Investments, LLC.

Premier is a San Diego-based jet charter company that provides private charter flights, aircraft management services, and aircraft maintenance. The Company has its registered office address at 2006 Palomar Airport Road, Suite 210, Carlsbad, CA 92011, which is also the principal place of business.

On February 16, 2024, the Company converted to a C-Corporation whereby the 300,000 membership units outstanding at Premier Air Charter, LLC (the “LLC”) were exchanged for 10,000 shares of the Company’s no par value common stock. Due to both entities being under common control, these financial statements from inception have been updated to reflect the capital structure of the C-Corp.

Altair Merger Agreement

On February 16, 2024, the Altair International Corp ("Altair") entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”), and TIPP Aviation, LLC, the sole shareholder of Premier. Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock (not to exceed 270,000,000 shares) for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger. Altair will not transfer any of its liabilities at the closing of the Merger. The closing of the Merger is subject to a number of pre-conditions.

Following the Closing, Premier will be deemed the accounting predecessor of the Merger and will be the successor registrant for SEC purposes, meaning that Premier’s financial statements for previous periods will be disclosed in the Company’s future periodic reports filed with the SEC.

The Merger is to be accounted for as a reverse recapitalization. Under this method of accounting, Altair will be treated as the acquired company for financial statement reporting purposes.

Going Concern and Liquidity

The Company’s financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, the realization of assets, and liquidation of liabilities in the normal course of business.

There can be no assurance that the Company will be successful in obtaining additional funding, or that the Company’s projections of its future working capital needs will prove accurate, or that any additional funding will be sufficient to continue operations in future years. In addition, support of the Company’s operations is dependent on receiving support from related parties which primarily consists of financial support for revenue and operating expenses. As of December 31, 2023, the Company was owed $6.0 million from related parties. The Company entered into a note receivable agreement with the related parties for outstanding amounts, but payments were not made according to schedule payments noted in those agreements. However, in May 2024, all related party debt was satisfied with the transfer of ROU Assets, see Note 4. Also, even though the Company secured additional financing on favorable terms in the form of a line of credit from a related party in August 2024, if the Company is not able to secure adequate additional funding, the Company may be forced to make reductions in spending, extend payment terms with supplies, liquidate assets where possible, and/or suspend or curtail planned programs. Any of these actions could materially harm the Company’s business, results of operations, and prospects. The Company’s ability to raise additional capital may be adversely impacted by potential worsening global economic conditions and disruptions to, and volatility in, financial markets in the United States and worldwide resulting from ongoing global issues. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

F-6

2. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates

The preparation of the Company’s financial statements requires management to make estimates and assumptions that impact the reported amounts of assets, liabilities, revenue, and expenses and the disclosure in the Company’s financial statements and accompanying notes. The Company based its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. By their nature, estimates are subject to an inherent degree of uncertainty and, as such, actual results may differ from management’s estimates.

Assets and liabilities that are subject to judgment and use of estimates include the determination of an allowance for doubtful accounts, deferred revenue, and estimates used in the Company’s going concern analysis.

Segment Reporting

The Company currently operates and manages its business as one operating segment, which is the business of operating chartered flights and managing leased aircraft. The Company’s chief executive officer, who is the chief operating decision maker, reviews financial information on an aggregate basis for evaluating financial performance.

Cash

Cash consists of cash in readily available checking accounts and funds deposited into savings accounts. Cash is recorded at cost, which approximates fair value. As of September 30, 2024 and December 31, 2023, the Company had cash balances deposited at a major financial institution. Cash balances are subject to minimal credit risk as the balances are with high-credit quality financial institutions.

Accounts Receivable

Accounts receivable are comprised of trade accounts receivable from the Company’s customers. Accounts receivable are recorded at the invoiced amount and do not bear interest. An allowance for doubtful accounts is established based on various factors, including credit profiles of the Company’s customers, historical payments, and current economic trends. The Company reviews the need for an allowance for accounts receivable by assessing individual customer accounts receivable over a specific aging and amount, and historical collection experience. As of September 30, 2024 and December 31, 2023, the Company had an allowance for doubtful accounts of $72,405 and $72,405, respectively.

Concentration of Credit Risk

Financial instruments that may potentially expose the Company to concentrations of credit risk primarily consist of cash and receivables. The Company places cash with multiple high-credit quality financial institutions. This is guaranteed by the Federal Deposit Insurance Corporation up to certain limits and although deposits are held with multiple financial institutions, deposits at times may exceed the federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable are spread over many customers. Credit quality is monitored on an ongoing basis, and reserves for estimated credit losses are recorded as needed. There was one customer that accounted for 11% and 22% of revenue for the nine months ended September 30, 2024 and 2023, respectively. There were one and two customers, respectively, that accounted for 19% and 34% of accounts receivable as of September 30, 2024 and December 31, 2023, respectively.

F-7

Property and Equipment, Net

Property and equipment are stated at cost, less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are expensed as incurred.

The following estimated useful lives were used to depreciate the Company’s assets:

ESTIMATED USEFUL LIFE
Furniture	5 years
Computers	3 years
Vehicles Aircraft and improvements	5 years 10 years
Equipment	10-15 years

Impairment of Long-Lived Assets

Long-lived assets consist primarily of property and equipment. Long-lived assets are tested for impairment when events and circumstances indicate the assets might be impaired by first comparing the estimated future undiscounted cash flows of the asset or asset group to the carrying value. If the carrying value exceeds the estimated future undiscounted cash flows, an impairment loss of its long-lived assets is recognized based on the amount that the carrying value exceeds the fair value of the asset or asset group. The Company did not recognize impairment losses of its long-lived assets during the nine months ended September 30, 2024 and 2023.

Investments

The Company applies the cost method of accounting to investments when it does not have significant influence or a controlling interest in the investee and the fair value of the investment is not readily determinable. Dividends on cost method investments received are recorded as income.

For equity investments without readily determinable fair values measured at cost, the Company assesses investments for impairment whenever there are observable price changes for an identical or similar investment of the same issuer. If the Company identifies observable price changes in orderly transactions for the identical or a similar investment of the same issuer, the Company must measure its equity investment at fair value in accordance with ASC 820, Fair Value Measurement, as of the date that the observable transaction occurred. See Note 3 for additional information.

Debt

Debt is recognized initially at fair value, net of transaction costs, and is subsequently measured at amortized cost using the effective interest method. The difference between the proceeds (net of transaction costs) and the redemption value is recognized in the statement of operations over the period of the borrowings using the effective interest method.

Classification of debt depends on the terms of the agreement. Debt payable within twelve months after reporting period is reported as current liabilities while debt that is expected to be due more than twelve months after the reporting period is reported as non-current liabilities. However, if at the balance sheet date, the Company intends to refinance a short-term obligation on a long-term basis, the short-term obligation is classified as non-current only if the Company can demonstrate its ability to consummate the long-term refinancing by either of the (a) issuing the long-term obligation or equity securities after the Company’s balance sheet date, but before the balance sheet is issued or available to be issued or (b) entering into a financing agreement before the borrower’s balance sheet is issued or available to be issued.

Leases

Under ASC 842, leases are separated into two classifications: operating leases and finance leases. For a lease to be classified as a finance lease, it must meet one of the five finance lease criteria at inception: (1) transfer of title/ownership to the lessee, (2) purchase option, (3) lease term for the major part of the remaining economic life of the asset, (4) present value represents substantially all of the fair value of the asset, and (5) asset specialization. Any lease that does not meet these criteria is classified as an operating lease. ASC 842 requires all leases to be recognized on the Company’s balance sheet. Operating leases are included in operating lease right-of-use (ROU) assets, current operating lease liabilities and noncurrent operating lease liabilities within the balance sheet. Finance leases are included in property, plant, and equipment, current maturities of long-term debt and finance leases, and long-term debt and finance leases, net of current maturities, within the balance sheet.

F-8

Fair Value of Financial Instruments

ASC Topic 820, Fair Value Measurement, establishes a fair value hierarchy for instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s own assumptions (unobservable inputs). Observable inputs are inputs that market participants would use in pricing an asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.

ASC 820 identifies fair value as the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a three-tier fair value hierarchy that distinguishes between the following:

Level 1:	Observable inputs such as quoted prices in active markets for identical assets or liabilities.
Level 2:	Inputs, other than quoted prices in active markets, that are observable for the asset or liability, either directly or indirectly.
Level 3:	Unobservable inputs in which there is little or no market data, which requires the Company to develop its own assumptions.

Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the asset or liability. The Company’s financial assets are subject to fair value measurements on a recurring basis. As of September 30, 2024 and December 31, 2023, The Company’s investment – related party is considered a level 2 item as the fair market value is based upon the common stock of Dalrada Financial Corporation, see above and Note 3 for additional information.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers (ASC 606) for recognition of its chartered flights and management fees. Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration that the Company expects to be entitled to receive in exchange for goods or services and excludes sales incentives and amounts collected on behalf of third parties. The Company analyzes the nature of these performance obligations in the context of individual agreements in order to assess the distinct performance obligations.

The Company applies the following five-step model to recognize revenue: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

Revenue is derived from a variety of sources including, but not limited to (i) flights and (ii) aircraft management.

The Company accounts for a contract when both parties have approved and are committed to performing their obligations, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and the collectability of consideration is probable.

Revenue is recorded net of discounts on standard pricing and incentive offerings, including special pricing agreements and certain promotions.

Deferred revenue is an obligation to transfer services to a customer for which consideration has already been received. Upon receipt of a prepayment from a customer for all or a portion of the transaction price, a contract liability is initially recognized. The contract liability is settled and revenue is recognized upon satisfaction of the performance obligation to the customer at a future date.

F-9

Flights and flight-related services, along with the related costs of the flights, are earned and recognized as revenue at the point in time in which the service is provided. For round trip flights, revenue is recognized upon completion of the trip.

The Company manages aircraft for owners in exchange for a contractual fee. Revenue associated with the management of aircraft also includes the recovery of owner-incurred expenses, including maintenance coordination, cabin crew, and pilots, as well as recharging of certain incurred aircraft operating costs and expenses such as maintenance, fuel, landing fees, parking, and other related operating costs. The Company passes the recovery and recharge costs back to owners at cost (termed as “pass-through costs”).

The Company’s disaggregated revenues comprised of the following for the nine months ended September 30:

	2024	2023
Charter sales	$14,251,602	$12,963,985
Management fees	90,250	147,000
Maintenance revenues	929,394	1,256,464
Other revenues	24,813	51,060
Total:	$15,296,059	$14,418,509

Advertising Costs

The Company reports as expense the cost of advertising and promoting its services as incurred. Such amounts are included in selling, general and administrative expenses in the accompanying statements of operations and totaled $145,560 and $147,388 for the nine months ended September 30, 2024 and 2023, respectively.

Income Taxes

Prior to February 2024, as discussed in Note 1, the Company was taxed as a partnership. Under these provisions, the Company was not subject to federal corporate income taxes on its taxable income. Instead, the member was liable for individual federal and state income taxes on their respective shares of the Company’s taxable income. However, the Company was subject to certain state, excise, franchise and license fees; the provision for income taxes reflected in the accompanying financial statements consists primarily of such items. Deferred tax assets and liabilities related to these taxes were insignificant.

Subsequent to January 1, 2024, the Company accounts for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or in the Company’s tax returns. Deferred income taxes are recognized for differences between financial reporting and tax bases of assets and liabilities at the enacted statutory tax rates in effect for the years in which the temporary differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. The Company evaluates the realizability of deferred tax assets and valuation allowances are provided when necessary to reduce net deferred tax assets to the amounts expected to be realized.

The Company calculates the current and deferred income tax provision based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed income tax returns are recorded when identified. The amount of income taxes paid is subject to examination by U.S. federal and state tax authorities. The estimate of the potential outcome of any uncertain tax issue is subject to management’s assessment of relevant risks, facts and circumstances existing at that time. To the extent that the assessment of such tax positions change, the change in estimate is recorded in the period in which the determination is made.

At January 1, 2024, the Company recorded a deferred tax liability of approximately $23,000 due to book to tax difference upon the conversion to a C-corp. As of September 30, 2024, the Company reversed the deferred tax liability as the Company has a deferred tax asset due to net operating losses. As of September 30, 2024, the Company has recorded a valuation allowance against 100% of the deferred tax assets.

F-10

Recent Accounting Pronouncements

The FASB issues ASUs to amend the authoritative literature in ASC. There have been several ASUs issued to date, that amend the original text of ASC. Management believes that those issued to date either (i) provide supplemental guidance, (ii) are technical corrections, (iii) are not applicable to us or (iv) are not expected to have a significant impact on our financial statements.

3. Financial Statement Elements

Property and Equipment

Property and equipment, net, as of September 30, 2024 and December 31, 2023 consists of the following:

	September 30, 2024	December 31, 2023
Aircraft and improvements	$6,189,199	$—
Equipment	118,198	99,268
Building Sinage	12,885	12,885
Vehicles	3,000	3,000
Furniture	11,239	11,239
Total:	6,334,521	126,392
Less accumulated depreciation	(168,451)	(36,922)
Total property and equipment	$6,166,070	$89,470

Depreciation related to property and equipment was $424,840 and $6,359 for the nine months ended September 30, 2024 and 2023, respectively.

Maintenance Reserves

As noted in Notes 4 and 6, the Company received the rights to payments made by Demeter in connection with maintenance reserve on aircrafts. These reserves are to be used to offset the cost of major repairs, primarily engine repair or replacement, on the aircrafts. The Company has accounted for the reserves as long-term assets. Should the reserve be utilized, at that time the amount would be reclassed to aircraft improvements and depreciated at that time.

Investment - Related Party

The Company holds 420,366 shares of Dalrada Financial Corporation (“DFC”) Convertible Series “G” preferred stock (“Series G”). The stated amount of the investment was $420,366. The Series G are convertible at a fixed rate conversion price of $0.30 per common share, for a total of 1,401,220 common shares of DFC. The ownership in DFC is less than 20%. The Company recorded the investment at cost as this is an equity investment without readily determinable fair value.

During the nine months ended September 30, 2024 and 2023, the Company recorded a gain (loss) of ($72,163) and $336,293, respectively. The Company bases the fair market value of the investment on the closing stock price of DFC’s common stock which is considered a similar investment.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of September 30, 2024 and December 31, 2023 consist of the following:

	September 30, 2024	December 31, 2023
Accounts payable	$1,954,366	$390,158
Payroll liabilities	51,057	179,645
Credit cards payable	120,761	93,016
Total:	$2,126,184	$662,819

F-11

Deferred revenue is recorded when payments are received in advance of the Company performing its service obligations and are recognized over the service period. Deferred revenue primarily relates to prepayments of chartered flights as customers pay upfront for flights. Deferred revenue as of September 30, 2024 and December 31, 2023 was $227,453 and $478,349, respectively. All deferred revenue recorded at December 31, 2023, was recorded during the nine months ended September 30, 2024.

4. Right of Use Assets and Liabilities

Right of Use - Operating

The Company has a month-to-month lease for its office, ramp and hanger space in Carlsbad, California. The Company entered into a lease amendment on February 14, 2023, increasing the monthly rent to $7,108. The Company entered into another lease amendment on February 1, 2024 which increased the monthly rent to $9,438. Effective September 1, 2024, the Company entered into a revised lease agreement for a period of 60 months expiring on August 31, 2029. Under the terms of the agreement, the Company’s initial monthly payment is $28,371 increasing by a minimum of 3% per annum each subsequent year. On September 1, 2024, the Company recorded a right of use asset and liability – operating of $1,317,020. The Company used an imputed interest rate of 12.9%.

As discussed in Note 6, in May 2024, the Company and Demeter signed an Aircraft Asset Rights Transfer Agreement which included leases on four aircraft. At the time of assignment, the Company recorded right of use assets and liabilities – operating of $4,558,913 and $4,558,193, and right of use assets and liabilities – financing of $12,433,818 and $10,520,064, respectively. The Company accounted for the assets and liabilities assumed at their carrying value due to both entities being under common control. The operating leases are payable in monthly payments ranging from $25,000 to approximately $32,000 through December 2029 and contained an initial imputed interest rates ranging from 7.75% and are secured by the equipment being leased.

For the nine months ended September 30, 2024 and 2023, the Company recorded total operating lease expense of $405,125 and $63,810, respectively. As of September 30, 2024, the weighted average remaining lease term and the weighted average discount rate for the operating leases was 5.2 years and 9.04%, respectively.

Maturities of the Company’s right of use liabilities – operating is as follows:

Years Ending December 31:
From October 1, 2024	$328,114
2025	1,351,860
2026	1,362,176
2027	1,372,801
2028	1,383,745
Thereafter	1,261,702
Total	7,060,398
Less amount representing interest	(1,431,917)
Total less interest	5,628,481
Less current portion	(1,276,550)
Long-term portion	$4,351,931

Right of Use - Financing

The financing leases are payable in monthly payments ranging from $14,698 to $53,077 through dates ranging from July 2024 to October 2028 and contain original imputed interest rates ranging from 3.85% to 7.75% and are secured by the equipment being leased. Additionally, the leases have ballon payments due at the end of the leases totaling $8,894,298.

F-12

For the nine months ended September 30, 2024 and 2023, amortization expense of right of use assets – financing was $54,239 and $0, respectively. For the nine months ended September 30, 2024 and 2023, interest expense associated with the right of use liabilities – financing was approximately $96,457 and $0, respectively. As of September 30, 2024, the weighted average remaining lease term and the weighted average discount rate for the financing leases was 3.5 years and 6.5%, respectively.

As of September 30, 2024, future annual minimum lease payments under right of use liabilities – financing are as follows:

Years Ending December 31:
From October 1, 2024	$283,645
2025	1,134,580
2026	2,578,167
2027	958,195
2028	8,116,608
Total	13,071,195
Less amount representing interest	(2,714,459)
Total less interest	10,356,736
Less current portion	(1,091,916)
Long-term portion	$9,264,820

5. Long-Term Debt

On July 25, 2020, the Company received a loan in the amount of $92,300 from the U.S. Small Business Administration, authorized under Section 7(b) of the Small Business Act (SBA). Installment payments, including principal and interest of $451, are due monthly beginning twelve months from the loan effective date, with an interest rate of 3.75% per annum.

In June 2024, the Company received a loan of $120,000 from a third party to be used in operations. The monthly loan payments of $11,349 commence on July 25, 2024 and continue until June 25, 2025. The loan incurs interest at a rate of 24.00% per annum.

As part of the transfer from Demeter as noted in Note 6, the Company assumed a loan with a third party of $1,050,259. The loan incurs interest at 12.0% per annum and requires monthly payments of $20,154 and a ballon payment of $1,040,169 in July 2024. The loan is secured by the aircraft. In July 2024, the aircraft securing the loan was sold and a portion of the proceeds were used to satisfy the loan.

In September 2024, in connection with the purchase of an aircraft, the Company entered into a loan with a third party for $3.8 million. The loan incurs interest at 12.9% per annum and requires 24 monthly payments of $48,377 and a ballon payment of $3,595,153 on September 2, 2026. The loan is secured by the aircraft and guaranteed by the Company’s shareholder.

The Company had the following outstanding debt obligations as of September 30, 2024 and December 31, 2023:

	September 30, 2024	December 31, 2023
SBA and third party loans	$3,899,830	$91,154
Less: Current portion	(186,507)	(10,181)
Long-term debt	$3,713,323	$81,875

6. Related Party Transactions

The tables below summarize the Company’s transactions and balances with its related parties as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023:

F-13

For the Nine Months Ended September 30, 2024

Entity Name	Nature of Transactions	Transaction Amount, Net During the Nine Months Ended September 30, 2024	Outstanding Balance as of 09/30/2024	Affiliation, Terms and Conditions
Due from Related Parties
Demeter	Pass-through costs	$501,592	$—	Refer to (a), (l)
	Maintenance revenue	691,907	—	Refer to (b), (l)
	Management fees	46,750	—	Refer to (b), (l)
Demeter N207JB	Charter Sales	35,434	35,434	Refer to (c)
Demeter N614AF	Charter Sales	39,067	39,067	Refer to (c)
Demeter N6713FL	Charter Sales	29,377	29,377	Refer to (c)
Tipp Investments	Charter Sales	53,280	53,280	Refer to (c)
Dalrada Health	Charter Sales	5,000	5,000	Refer to (c)
Dalrada Energy Services	Charter Sales	(3,690)	(3,690)	Refer to (c)
			$158,468
Due to Related Parties
Afinida - Note	Promissory note payable	$(408,797)	$548,032	Refer to (d)
Innoworks - Note	Promissory note payable	(159,909)	2,596,419	Refer to (d)
Innoworks - Note 08/01/2024	Promissory note payable	—	1,629,954	Refer to (d)
Prime Capital Inc - Note	Promissory note payable	(162,526)	439,323	Refer to (d)
Innoworks - Advances	Accounts payable - Payroll	2,706,372	1,076,418	Refer to (d)
Afinida - Marketing	Marketing	2,275	2,275	Refer to (e)
Gourdie Consulting Group	Marketing	5,000	5,000	Refer to (e)
			$6,297,421
Others

Dalrada Financial Corp.	Investment	$(72,163)	$208,782	Refer to Note 3

For the Nine Months Ended September 30, 2023

Entity Name	Nature of Transactions	Transaction Amount, Net During the Nine Months Ended September 30, 2023	Outstanding Balance as of 09/30/2023	Affiliation, Terms and Conditions
Due from Related Parties
Demeter	Pass-through costs	$3,062,810	$2,756,010	Refer to (a)
	Maintenance revenue	787,818	703,390	Refer to (b)
	Management fees	189,000	127,600	Refer to ©
Clovis Glass	Charter Sales	—	18,359	Refer to ©
Dalrada Health	Charter Sales	—	166,340	Refer to ©
Tipp Investment	Charter Sales	—	53,280	Refer to ©
Trucept LLC	Charter Sales	—	18,533	Refer to ©
Demeter	Promissory note receivable	2,164,913	2,027,453	Refer to (i)
			$5,870,965
Due to Related Parties
Afinida	Promissory note payable	$(341,905)	$1,063,524	Refer to (d)
Prime	Promissory note payable	(150,129)	643,673	Refer to (d)
Ross Gourdie	Reimbursement	104	18	Refer to (g)
Demeter	Accounts payable - Aircraft rental	895,016	166,389	Refer to (e)
Innoworks	Accounts payable - Payroll	2,132,206	2,132,206	Refer to (h)
			$4,005,810
Others

Dalrada Financial Corp.	Investment	$336,923	$448,391	Refer to Note 3

F-14

(a) Pass-through costs

Per the terms of management agreements between the Company and aircraft owners, certain aircraft expenses are the responsibility of the owners. However, the Company will pay for these costs on behalf of the owners and then invoice for the recovery of these amounts, which the Company refers to as “pass-through” costs. The Company has an aircraft management agreement for aircraft usage from Demeter Harvest Corp. (“Demeter”), an affiliated company owned by Sandra DiCicco, the majority owner of Tipp. As of September 30, 2024 and December 31, 2023, the Company had pass-through amounts invoiced totaling $415,528 and $780,615, respectively, due from Demeter. As of December 31, 2022, the Company had a verbal agreement for repayment with Demeter. In October 2023, the Company entered into a note receivable arrangement with Demeter, see (i) below.

(b) Maintenance revenue

The Company began performing in-house maintenance on aircrafts in 2022. In prior years, aircrafts were sent to third party mechanics for service.

(c) Management fees

Per the terms of the management agreements between the Company and aircraft owners, a management fee is invoiced to owners on a monthly basis for the management of the aircraft, which primarily consists of handling administrative tasks in order to manage the rental of the planes. For the nine months ended September 30, 2024 and 2023, the Company has a management agreement with one affiliated company, Demeter. As of September 30, 2024 and December 31, 2023, Demeter has an outstanding balance of $0 and $37,500, respectively.

(d) Charter sales

For the nine months ended September 30, 2024 and 2023, the Company had charter sales transactions with affiliates totaling $157,158 and $157,158, respectively, and had outstanding receivable balances totaling $158,468 and $256,512 as of September 30, 2024 and 2023, respectively. These entities are either 100% or majority owned by Sandra DiCicco or controlled by a direct family member of Sandra DiCicco. The Company does not have stated payment terms as it applies to related party sales.

(e) Debt

Afinida Inc. (“Afinida”) is a payroll processing company that is a subsidiary of Trucept, Inc.; Sandra DiCicco’s family member is the Chairman of the Board at Trucept, Inc. From the period July 1, 2019 through January 30, 2022, Afinida paid certain payroll costs (salaries and wages) for the Company. It was verbally agreed that the Company would pay Afinida for these amounts in the future, but formal terms were not documented until June 2022, when a formal Promissory Note was put in place. The Promissory Note converted outstanding payroll services invoices due to Afinida as of December 31, 2021 in the amount of $1,674,032 into a note, payable over 36 months with a simple interest of 5%, and with the first payment due on July 1, 2022. The Company is not current on its payments under this loan, however, there have been no communications of default.

Innoworks Employment Services (“Innoworks”) is a professional employer organization (“PEO”) in which a family member of Sandra DiCicco exercises significant influence over the operations. From the period February 1, 2022 through December 31, 2023, Innoworks paid certain payroll costs (salaries and wages) for the Company. It was verbally agreed that the Company would pay Innoworks for these amounts in the future. As of December 31, 2023, no written agreement existed. However, in February 2024, a formal Promissory Note was put in place. The Promissory Note converted all outstanding payroll services invoice due to Innoworks as of December 31, 2023 in the amount of $2,756,327 into a note, payable over 96 months, with a simple interest of 5%, and with the first payment due on March 1, 2024. The Company is not current on its payments under this loan, however, there have been no communications of default.

The Company entered into a note payable with Innoworks for $1,629,954 on August 1, 2024 for unpaid accounts from January 1, 2024 to June 30, 2024. The note is payable in monthly installments of $23,042 over a period of eight years and incurs interest at 8% per annum. First payment will be made on December 1, 2024.

F-15

Prime Capital HR (“Prime”), which has a family member of the Company employed at Prime, has an agreement with Tipp to collect funds for and disperse such funds on behalf of Tipp; as such, it is a related party. From the period January 1, 2021 through December 31, 2021, Prime provided $153,514 to Premier to help finance operations. As of December 31, 2021, Prime had advanced a total of $817,209 to Premier. It was verbally agreed that the Company would pay Prime for these amounts in the future, but formal terms were not documented until July 2022, when a formal Promissory Note was put in place. The Promissory Note in the amount of $817,209 represents the amount due to Prime as of December 31, 2021, payable over 42 months, with a simple interest of 5%, and with the first payment due on August 1, 2022. The Company is not current on its payments under this loan, however, no there have been no communications of default.

The Company acquired a $3,000,000 line of credit with Tipp Investments, LLC on August 1, 2024, with annual interest of 12% and a maturity date of December 31, 2025. As of September 30, 2024, there have been no draws on the line of credit.

(f) Leases

The Company leases aircraft owned by Demeter on an hourly basis; per the terms of the management agreement, the Company pays the aircraft owner a rate per hour that the plane is used in charter sales. As of September 30, 2024 and December 31, 2023, $0 and $0, respectively, was due to Demeter for these lease payments, and included in Due to related parties. See (l) below for exchange with Demeter.

(g) Officer loan

The Company provided personal loans in 2022 to its CEO, Ross Gourdie. The loan was verbally approved by Tipp, and no formal terms were defined, except that there would be no interest on these amounts. As of December 31, 2023, the amount outstanding was $6,166. These amounts were repaid in full in January 2024.

(h) Marketing and other

The Company paid Trucept, Inc. to perform marketing research, launch social media campaigns and improve website performance. Sandra DiCicco’s family member is the Chairman of the Board at Trucept, Inc.

From time to time the Company utilizes related entities to provide catering, repair work and placement agent services.

(h) Advances from related party

During the nine months ended September 30, 2024, additional advances from Innoworks for payroll related items were $2,706,372, which $1,076,418 in advances is outstanding as of September 30, 2024. See (d) above for amounts converted into a promissory note.

(i) Note from receivable from related party

On January 9, 2023, the Company signed a Promissory Note agreement with Demeter. The Promissory Note converted outstanding net amounts due from Demeter as of December 31, 2021 in the amount of $2,164,913 into a note receivable, payable over 46 months, with a simple interest of 5%, and with the first payment of $49,417 to be received on February 1, 2023. As of December 31, 2023, the remaining balance of the note receivable is $2,027,453. See (l) below for exchange of this note receivable for aircraft and right-of-use assets and lease liabilities during the nine months ended September 30, 2024. See (l) below for exchange with Demeter.

On October 23, 2023, the Company signed a Promissory Note agreement with Demeter. The Promissory Note converted outstanding net amounts due from Demeter as of December 31, 2022 in the amount of $2,724,415 into a note receivable, payable over 72 months, with a simple interest of 5%, and with the first payment to be received on October 31, 2024. As of December 31, 2023, the remaining balance of the note receivable is $2,590,932. See (l) below for exchange of this note receivable for aircraft and right-of-use assets and lease liabilities during the nine months ended September 30, 2024. See (l) below for exchange with Demeter.

F-16

(j) Prepaid expenses - Demeter

On December 31, 2023, the Company paid for AvMax lease payments on behalf of Demeter totaling $108,628. This was recorded as a prepaid asset for the Company to offset future payments due to Demeter which was done as party of the Demeter exchange. See (l) below for exchange with Demeter.

(k) Revenue from related parties

For the nine months ended September 30, 2024 and 2023, the Company recorded revenue from related parties totaling $1,240,199 and $4,039,618, which consists of $501,592 and $3,062,810 for charter sales, $46,750 and $189,000 for management fee income, and $691,907 and $787,818 for maintenance revenue, respectively.

(l) Exchange of Note Receivable for Demeter Assets

In May 2024, Demeter signed an Aircraft Asset Rights Transfer Agreement to include Right of Usage of aircraft tail numbers: N614AF, N207JB, N236CA, and N555DH. This agreement transferred the Right to Use (includes all Demeter revenue share) and the Net Book Value of the assets and liabilities to the Company. The net assets include various right-of-use assets and lease liabilities, improvements made to the right-of-use assets, deposits on engine reserves, and other deposits. The Company received assets totaling $21,639,368, assumed liabilities of $16,129,236 and relieved $6,403,529 in amounts due from Demeter resulting in a difference of $893,397 which was recorded as a reduction of capital. On the date of transfer, the Company recorded assets consisting of $2,320,690 in property and equipment, $2,325,946 in maintenance reserves, $16,992,731 in right of use assets and total liabilities of $16,129,236 related to right of use liabilities and assumed notes payable, The Company accounted for the assets and liabilities assumed at their carrying value due to both entities being under common control.

7. Commitments and Contingencies

Indemnification

Under the Company’s amended and restated Certificate of Incorporation and amended and restated bylaws, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has a director and officer insurance policy that may enable it to recover a portion of any amounts paid for future claims.

Legal Proceedings

The Company is currently not a party to any legal proceedings, nor is the Company aware of any threatened or pending litigations. However, from time to time in the future, the Company could be involved in disputes, including litigation, relating to claims arising out of operations in the normal course of business, which may have a material adverse effect on the Company’s results of operations or financial position.

8. Subsequent Events

The Company has evaluated events subsequent to September 30, 2024 to assess the need for potential recognition or disclosure. Such events were evaluated through January 15, 2025, the date the financial statements were available to be issued.

F-17

Report of Independent Registered Public Accounting Firm

To Board of Directors and Members of

Premier Air Charter, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Premier Air Charter, LLC (the “Company”) as of December 31, 2023 and 2022, and the related statements of operations, members’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a net loss during the year ended December 31, 2023 and has negative working capital at such date. Further, at December 31, 2023, the Company is dependent on support from its related parties. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Related-Party Transactions

As discussed in Note 11 to the financial statements, the Company has had numerous significant transactions with businesses controlled by, and with people who are related to, the officers and directors of the Company. Our opinion is not modified with respect to this matter.

We have served as the Company's auditor since 2023.

Irvine, CA

September 9, 2024

PCAOB ID: 324

F-18

PREMIER AIR CHARTER, LLC

Balance Sheets

	DECEMBER 31,
	2023	2022
Assets
Cash	$129,871	$672,345
Accounts receivable, net allowance of $72,405 and $0, respectively	310,975	128,922
Other receivables	53,421	91,972
Due from related parties, current portion	299,840	3,708,067
Prepaid expenses and other current assets	123,920	8,692
Total current assets	918,027	4,609,998
Property and equipment, net	89,470	61,093
Due from related parties, net of current portion	5,652,921	1,597,800
Investment - related party	280,945	112,098
Total assets	$6,941,363	$6,380,989

Current liabilities
Accounts payable and accrued expenses	$662,819	$1,059,901
Long-term debt, current portion	10,181	8,008
Deferred revenue	478,349	493,862
Due to related parties	20,001	913,027
Long-term debt, related parties, current portion	975,933	784,359
Total current liabilities	2,147,283	3,259,157
Long-term debt, net of current portion	81,875	83,146
Long-term debt, related parties, net of current portion	3,227,603	1,409,261
Total liabilities	5,456,761	4,751,564

Members' capital	—	—
Retained earnings	1,484,602	1,629,425
Member's equity	1,484,602	1,629,425
Total liabilities and member's equity	$6,941,363	$6,380,989

The accompanying notes are an integral part of these financial statements.

F-19

PREMIER AIR CHARTER, LLC

Statements of Operations

	Years Ended December 31,
	2023	2022
Revenue	$20,184,074	$19,797,918
Cost of sales	17,028,590	15,070,370
Gross profit	3,155,484	4,727,548
Operating expenses
Payroll and related expenses	1,778,742	1,366,318
Selling, general and administrative	1,636,504	1,092,925
Total operating expenses	3,415,246	2,459,243
Income (loss) from operations	(259,762)	2,268,305
Other (income) expense, net
Interest expense	82,838	52,490
Gain on forgiveness of debt	—	(10,000)
Other	(197,777)	466,840
Other expense(income), net	(114,939)	509,330
Net income (loss)	$(144,823)	$1,758,975

The accompanying notes are an integral part of these financial statements.

F-20

PREMIER AIR CHARTER, LLC
Statements of Member’s Equity (Deficit)

	Member's Capital		Member's Equity	Total Member's Equity
	Units	Amount	(Deficit)	(Deficit)
Balance, December 31, 2021	300,000	$—	$(129,550)	$(129,550)
Net income	—	—	1,758,975	1,758,975
Balance, December 31, 2022	300,000	—	1,629,425	1,629,425
Net loss	—	—	(144,823)	(144,823)
Balance, December 31, 2023	300,000	$—	$1,484,602	$1,484,602

The accompanying notes are an integral part of these financial statements.

F-21

PREMIER AIR CHARTER, LLC
Statements of Cash Flows

	Years Ended December 31,
	2023	2022
Cash flows from operating activities
Net income (loss)	$(144,823)	$1,758,975
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	16,701	8,254
Impairment (gain) on investment in related party	(168,847)	477,816
Gain on forgiveness of debt	—	(10,000)
Changes in operating assets and liabilities:
Accounts receivable	(182,053)	(92,994)
Other receivables	38,551	(65,816)
Due from/to related parties	1,216,407	(1,999,822)
Prepaid expenses and other current assets	(115,228)	53,044
Accounts payable and accrued expenses	(390,118)	401,688
Deferred revenue	(15,513)	217,124
Net cash provided by operating activities	255,077	748,269
Cash flows from investing activities
Acquisition of property and equipment	(45,078)	(33,608)
Net cash used in investing activities	(45,078)	(33,608)
Cash flows from financing activities
Repayments of long-term debt	(451)	(1,353)
Repayments of long-term debt, related parties	(752,022)	(379,426)
Net cash used in financing activities	(752,473)	(380,779)
Net increase in cash	(542,474)	333,882
Cash at beginning of year	672,345	338,463
Cash at end of the year	$129,871	$672,345

Supplemental disclosure of cash flow information
Non-cash investing and financing activities
Related party receivables converted into note receivable - related party	$4,779,746	$—
Related party payables converted into long-term debt, related parties	$2,756,327	$2,538,616
Related party accrued interest added to long-term debt, related parties	$—	$—

Cash paid during the year for:
Interest	$49,234	$50,710

The accompanying notes are an integral part of these financial statements.

F-22

PREMIER AIR CHARTER, LLC

Notes to the Financial Statements

As of and For the Years Ended December 31, 2023 and 2022

1. Organization and Business

Formation and Business of the Company

Premier Air Charter, LLC (“the Company” or “Premier”) was acquired by Tipp Aviation, LLC (“Tipp Aviation” or “Tipp”) on July 1, 2019 (acquisition date). The Company is a 100% owned subsidiary of Tipp Aviation. Tipp Aviation is a subsidiary of Tipp Investments, LLC (“Tipp”).

Premier is a San Diego-based jet charter company that provides private charter flights, aircraft management services, and aircraft maintenance. The Company has its registered office address at 2006 Palomar Airport Road, Suite 210, Carlsbad, CA 92011, which is also the principal place of business.

Per the Company’s Operating Agreement, as amended and restated (the “Operating Agreement”), the Company has a single class of member units. The total number of member units which the Company is authorized to issue is 300,000, of which all member units are outstanding as of December 31, 2023 and 2022. The allocations of profits and losses and any distributions are allocated to the members in proportion to their ownership of member units. The term of the Company shall continue until September 11, 2070 unless its existence is sooner terminated in accordance with the Operating Agreement.

Going Concern and Liquidity

The Company’s financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, the realization of assets, and liquidation of liabilities in the normal course of business.

The Company did not generated net income, has negative working capital, but showed positive cash flow from operations in 2023. From the acquisition date through December 31, 2023, the Company has raised net cash proceeds of approximately $6.0 Million primarily through loans from related parties, one non-related party loan, and government COVID-19 relief funding. As of December 31, 2023, the Company had cash of approximately $0.1 million and a net loss of approximately $0.1 million for the year ended December 31, 2023. For the year ended December 31, 2023, the Company’s operations provided cash of $0.3 million from operating activities.

There can be no assurance that the Company will be successful in obtaining additional funding, or that the Company’s projections of its future working capital needs will prove accurate, or that any additional funding will be sufficient to continue operations in future years. In addition, support of the Company’s operations is dependent on receiving support from related parties which primarily consists of financial support for revenue and operating expenses. As of December 31, 2023, the Company is owed $6.0 million from related parties. The Company entered into a note receivable agreement with the related parties for outstanding amounts, but payments were not made according to schedule payments noted in those agreements. However, in May 2024, all related party debt was satisfied with the transfer of ROU Assets, see Note 14 – Subsequent Events. Also, even though the Company secured additional financing on favorable terms in the form of a line of credit from a related party in August 2024, if the Company is not able to secure adequate additional funding, the Company may be forced to make reductions in spending, extend payment terms with supplies, liquidate assets where possible, and/or suspend or curtail planned programs. Any of these actions could materially harm the Company’s business, results of operations, and prospects. The Company’s ability to raise additional capital may be adversely impacted by potential worsening global economic conditions and disruptions to, and volatility in, financial markets in the United States and worldwide resulting from ongoing global issues. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

F-23

2. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates

The preparation of the Company’s financial statements requires management to make estimates and assumptions that impact the reported amounts of assets, liabilities, revenue, and expenses and the disclosure in the Company’s financial statements and accompanying notes. The Company based its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. By their nature, estimates are subject to an inherent degree of uncertainty and, as such, actual results may differ from management’s estimates.

Assets and liabilities that are subject to judgment and use of estimates include the determination of an allowance for doubtful accounts, deferred revenue, and estimates used in the Company’s going concern analysis.

Segment Reporting

The Company currently operates and manages its business as one operating segment, which is the business of operating chartered flights and managing leased aircraft. The Company’s chief executive officer, who is the chief operating decision maker, reviews financial information on an aggregate basis for evaluating financial performance.

Cash

Cash consists of cash in readily available checking accounts and funds deposited into savings accounts. Cash is recorded at cost, which approximates fair value. As of December 31, 2023 and 2022, the Company had cash balances deposited at a major financial institution. Cash balances are subject to minimal credit risk as the balances are with high-credit quality financial institutions.

Accounts Receivable

Accounts receivable are comprised of trade accounts receivable from the Company’s customers. Accounts receivable are recorded at the invoiced amount and do not bear interest. An allowance for doubtful accounts is established based on various factors, including credit profiles of the Company’s customers, historical payments, and current economic trends. The Company reviews the need for an allowance for accounts receivable by assessing individual customer accounts receivable over a specific aging and amount, and historical collection experience. As of December 31, 2023 and 2022, the Company had an allowance for doubtful accounts of $72,405 and $0, respectively.

Concentration of Credit Risk

Financial instruments that may potentially expose the Company to concentrations of credit risk primarily consist of cash and receivables. The Company places cash with multiple high-credit quality financial institutions. This is guaranteed by the Federal Deposit Insurance Corporation up to certain limits and although deposits are held with multiple financial institutions, deposits at times may exceed the federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable are spread over many customers. Credit quality is monitored on an ongoing basis, and reserves for estimated credit losses are recorded as needed. There was one customer that accounted for 26% and 29% of revenue for the years ended December 31, 20223 and 2022, respectively. There were two customers that accounted for 34% and 93% of accounts receivable as of December 31, 2023 and 2022, respectively.

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Property and Equipment, Net

Property and equipment are stated at cost, less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are expensed as incurred.

The following estimated useful lives were used to depreciate the Company’s assets:

ESTIMATED USEFUL LIFE
Furniture	5 years
Computers	3 years
Vehicles	5 years
Equipment	10-15 years

Impairment of Long-Lived Assets

Long-lived assets consist primarily of property and equipment. Long-lived assets are tested for impairment when events and circumstances indicate the assets might be impaired by first comparing the estimated future undiscounted cash flows of the asset or asset group to the carrying value. If the carrying value exceeds the estimated future undiscounted cash flows, an impairment loss of its long-lived assets is recognized based on the amount that the carrying value exceeds the fair value of the asset or asset group. The Company did not recognize impairment losses of its long-lived assets during the years ended December 31, 2023 and 2022.

Investments

The Company applies the cost method of accounting to investments when it does not have significant influence or a controlling interest in the investee and the fair value of the investment is not readily determinable. Dividends on cost method investments received are recorded as income.

For equity investments without readily determinable fair values measured at cost, the Company assesses investments for impairment whenever there are observable price changes for an identical or similar investment of the same issuer. If the Company identifies observable price changes in orderly transactions for the identical or a similar investment of the same issuer, the Company must measure its equity investment at fair value in accordance with ASC 820, Fair Value Measurement, as of the date that the observable transaction occurred. Management reviewed the underlying fair value of the investments at December 31, 2023 and 2022 which resulted in a gain of $168,847 during the year ended December 31, 2023 and a loss of $477,816 during the year ended December 31, 2022. The carrying value of the investment is reported as “investment - related party” in the accompanying balance sheets.

Debt

Debt is recognized initially at fair value, net of transaction costs, and is subsequently measured at amortized cost using the effective interest method. The difference between the proceeds (net of transaction costs) and the redemption value is recognized in the statement of operations over the period of the borrowings using the effective interest method.

Classification of debt depends on the terms of the agreement. Debt payable within twelve months after reporting period is reported as current liabilities while debt that is expected to be due more than twelve months after the reporting period is reported as non-current liabilities. However, if at the balance sheet date, the Company intends to refinance a short-term obligation on a long-term basis, the short-term obligation is classified as non-current only if the Company can demonstrate its ability to consummate the long-term refinancing by either of the (a) issuing the long-term obligation or equity securities after the Company’s balance sheet date, but before the balance sheet is issued or available to be issued or (b) entering into a financing agreement before the borrower’s balance sheet is issued or available to be issued.

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Leases

Under ASC 842, leases are separated into two classifications: operating leases and finance leases. For a lease to be classified as a finance lease, it must meet one of the five finance lease criteria at inception: (1) transfer of title/ownership to the lessee, (2) purchase option, (3) lease term for the major part of the remaining economic life of the asset, (4) present value represents substantially all of the fair value of the asset, and (5) asset specialization. Any lease that does not meet these criteria is classified as an operating lease. ASC 842 requires all leases to be recognized on the Company’s balance sheet. Operating leases are included in operating lease right-of-use (ROU) assets, current operating lease liabilities and noncurrent operating lease liabilities within the balance sheet. Finance leases are included in property, plant, and equipment, current maturities of long-term debt and finance leases, and long-term debt and finance leases, net of current maturities, within the balance sheet.

All of the Company’s leases have periods of 12 months or less; therefore, no ROU assets or lease liabilities have been recorded. See Note 14 for the subsequent additions of ROU assets and leases liabilities.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers (ASC 606) for recognition of its chartered flights and management fees. Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration that the Company expects to be entitled to receive in exchange for goods or services and excludes sales incentives and amounts collected on behalf of third parties. The Company analyzes the nature of these performance obligations in the context of individual agreements in order to assess the distinct performance obligations.

The Company applies the following five-step model to recognize revenue: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

Revenue is derived from a variety of sources including, but not limited to (i) flights and (ii) aircraft management.

The Company accounts for a contract when both parties have approved and are committed to performing their obligations, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and the collectability of consideration is probable.

Revenue is recorded net of discounts on standard pricing and incentive offerings, including special pricing agreements and certain promotions.

Deferred revenue is an obligation to transfer services to a customer for which a consideration has already been received. Upon receipt of a prepayment from a customer for all or a portion of the transaction price, a contract liability is initially recognized. The contract liability is settled and revenue is recognized upon satisfaction of the performance obligation to the customer at a future date.

Flights and flight-related services, along with the related costs of the flights, are earned and recognized as revenue at the point in time in which the service is provided. For round trip flights, revenue is recognized upon completion of the trip.

The Company manages aircraft for owners in exchange for a contractual fee. Revenue associated with the management of aircraft also includes the recovery of owner-incurred expenses, including maintenance coordination, cabin crew, and pilots, as well as recharging of certain incurred aircraft operating costs and expenses such as maintenance, fuel, landing fees, parking, and other related operating costs. The Company passes the recovery and recharge costs back to owners at cost (termed as “pass-through costs”).

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Advertising Costs

The Company reports as expense the cost of advertising and promoting its services as incurred. Such amounts are included in selling, general and administrative expenses in the accompanying statements of operations and totaled $177,472 and $117,786 for the years ended December 31, 2023 and 2022, respectively.

Income Taxes

Limited liability companies are not subject to Federal income tax because income is taxed directly to its members; therefore, the Company has made no provision for Federal income taxes. The Company is subject to state income taxes in the various jurisdictions in which it conducts business. The Company’s income tax returns remain subject to examination for the years 2020 through 2023 for Federal and state purposes.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. The standard amends the impairment model by requiring entities to use a forward-looking approach based on expected losses to estimate credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For available-for-sale debt securities, entities will be required to recognize an allowance for credit losses rather than a reduction in the carrying value of the asset. Entities will no longer be permitted to consider the length of time that fair value has been less than amortized cost when evaluating when credit losses should be recognized. The Company adopted the provision of ASU 2016-13 on January 1, 2023, without a material impact on the financial statements and related disclosures.

3. Accounts Receivable

Gross accounts receivable as of December 31, 2023, 2022 and 2021 amounted to $383,380, $128,922 and $35,928, respectively. Accounts receivable consist of outstanding invoices for chartered flights.

Due to the nature of the Company’s operations, customers pay for flights prior to departure, with limited exceptions. During the year ended December 31, 2023, the Company evaluated specific customer receivables and directly wrote off balances of uncollectible accounts totaling $8,705 and reserved another $72,405. There were no write-offs or reserves during the year ended December 31, 2022.

4. Other Receivables

Other receivables balance as of December 31, 2023 and 2022 amounted to $53,421 and $91,972, respectively. Other receivables represent amounts invoiced to aircraft owners for recovery of expenses which the Company paid, termed “Pass-through receivables”. Per the terms of the management agreements between the Company and aircraft owners, certain aircraft expenses are the responsibility of the owners. However, the Company will often pay these costs on behalf of the owners and then invoice the owners for the recovery of these amounts.

On June 12, 2023, the Company signed a Promissory Note agreement with Mint Air, LLC (“Mint Air”). The Promissory Note converted outstanding receivables due from Mint Air as of June 12, 2023 in the amount of $59,270; the amount excludes $9,000 of outstanding receivables from Mint Air that the Company’s CEO agreed to write off. The Note is payable over 35 months, with a simple interest of 5%, and with the first payment to be received on October 1, 2023. The Note was paid in full in 2023.

5. Fair Value Measurement

ASC Topic 820, Fair Value Measurement, establishes a fair value hierarchy for instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s own assumptions (unobservable inputs). Observable inputs are inputs that market participants would use in pricing an asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.

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ASC 820 identifies fair value as the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a three-tier fair value hierarchy that distinguishes between the following:

Level 1:	Observable inputs such as quoted prices in active markets for identical assets or liabilities.
Level 2:	Inputs, other than quoted prices in active markets, that are observable for the asset or liability, either directly or indirectly.
Level 3:	Unobservable inputs in which there is little or no market data, which requires the Company to develop its own assumptions.

Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the asset or liability. The Company’s financial assets are subject to fair value measurements on a recurring basis. The Company’s investment – related party is considered a level 2 item as the fair market value is based upon the common stock of Dalrada Financial Corporation, see Notes 2 and 7 for additional information.

6. Property and Equipment

Property and equipment, net, consists of the following as of December 31:

	2023	2022
Equipment	$99,268	$53,792
Building Signage	12,885	12,885
Vehicles	3,000	3,000
Furniture	11,239	994
Total	126,392	70,670
Less: accumulated depreciation	(36,922)	(9,577)
Total property and equipment, net	$89,470	61,093

Depreciation related to property and equipment was $16,701 and $8,253 for the years ended December 31, 2023 and 2022, respectively, and is included in selling, general and administrative expenses in the accompanying statements of operations.

7. Investment - Related Party

On June 30, 2021, the Company entered into a Promissory Note with Dalrada Health Products, a related party, which converted $417,237 of its outstanding accounts receivable as of June 30, 2021 to a note receivable. The Promissory Note bore an annual interest rate of 3%, payable in 360 days from the date of the agreement.

On November 2, 2021, the Company entered into a Debt Restructure Agreement with Dalrada Financial Corporation (“DFC”), the parent company of Dalrada Health Products. Under the terms of the agreement, the $420,366 promissory note receivable, inclusive of $3,129 outstanding interest, was converted into Convertible Series “G” preferred shares of DFC which entitles the Company to a fixed rate conversion of $0.30 per common share, or for a total of 1,401,220 common shares of DFC. The ownership in DFC is less than 20%. The Company recorded the investment at cost as this is an equity investment without readily determinable fair value.

During the years ended December 31, 2023 and 2022, the Company recorded a gain of $168,847 and a loss of $477,816, respectively. The Company bases the fair market value of the investment on the closing stock price of DFC’s common stock which is considered a similar investment.

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8. Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following as of December 31:

	2023	2022
Accounts payable	$390,158	$677,061
Payroll liabilities	179,645	252,439
Credit cards payable	93,016	128,620
Accrued interest	—	1,781
Total accounts payable and accrued expenses	$662,819	$1,059,901

9. Deferred Revenue

Deferred revenue is recorded when payments are received in advance of the Company performing its service obligations and are recognized over the service period. Deferred revenue primarily relates to prepayments of chartered flights as customers pay upfront for flights. Deferred revenue as of December 31, 2023 and 2022 was $478,349 and $493,862, respectively. During the year ended December 31, 2023, the entire amount of deferred revenue outstanding as of December 31, 2022 was recognized. The Company expects to recognize the entire amount of deferred revenue recorded at December 31, 2023, during the year ending December 31, 2024.

Changes to deferred revenue during the years ended December 31, 2023 and 2022 are summarized as follows:

	2023	2022
Balance, beginning of the year	$493,862	$276,738
Customer deposits	478,349	493,862
Revenue earned	(493,862)	(276,738)
Balance, end of the year	$478,349	$493,862

10. Long-Term Debt

On July 25, 2020, the Company received a loan in the amount of $92,300 from the U.S. Small Business Administration, authorized under Section 7(b) of the Small Business Act (SBA). Installment payments, including principal and interest of $451, are due monthly beginning twelve months from the loan effective date, with an interest rate of 3.75% per annum.

The Company had the following outstanding debt obligations as of December 31:

	2023	2022
SBA loan	$91,154	$91,154
Less: Current portion	(10,181)	(8,008)
Long-term debt	$81,875	$83,146

The scheduled maturities of the Company’s long-term debt as of December 31, 2023 are as follow:

Year ending December 31:
2024	$10,181
2025	2,255
2026	2,341
2027	2,431
2028	2,521
Thereafter	72,327
Total	$92,056

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Payroll Support Program

From May through October 2020, the Company received financial assistance payments totaling $56,485 under the Payroll Support Program (“PSP”). The PSP, established by the U.S. Department of the Treasury as part of the CARES Act, provides payroll support to passenger air carriers, cargo air carriers, and certain contractors for the continuation of payment of employee wages, salaries, and benefits. Funds received by these air carriers and contractors must exclusively be used for the continuation of payment of employee wages, salaries and benefits. As there were no repayment terms for this financial assistance, the Company recorded the amount as other income for the year ended December 31, 2020. In 2022, the U.S. Department of the Treasury sent a notice to the Company stating that, based on a PSP1 Recertification form, the original amount awarded was overstated by $19,851 and would need to be repaid. As result, the Company recorded a payable to the U.S. Department of the Treasury and other expense of $19,851 in 2021, and the amount was repaid in full in 2022.

11. Related Party Transactions

The tables below summarize the Company’s transactions and balances with its related parties as of and for the years ended December 31, 2023 and 2022:

For the Year Ended December 31, 2023

Entity Name	Nature of Transactions	Transaction Amount, Net During 2023	Outstanding Balance as of 12/31/23	Affiliation, Terms and Conditions
Due from Related Parties
Demeter	Pass-through costs	$3,966,364	$780,615	Refer to (a)
	Charter sales	30,333	—	Refer to (d)
	Maintenance revenue	1,478,136	228,958	Refer to (b)
	Management fees Prepaid expenses	$148,500 $108,628	37,500 108,628	Refer to (c) Refer to (j)
Prime	Charter sales	—	123,386	Refer to (d)
Dalrada Energy Services	Charter sales	75,491	6,230	Refer to (d)
Innoworks	Charter sales	6,349	34,705	Refer to (d)
Tipp	Charter sales	—	53,280	Refer to (d)
Trucept, Inc./Afinida	Charter sales	—	35,657	Refer to (d)
Gourdie Consulting Services	Officer loan	(1,201)	6,167	Refer to (g)
Total non-notes			$1,415,126

Demeter	Note 01/09/23	$2,055,331	$2,027,453	Refer to (i)
	Note 10/23/23	2,724,415	2,590,932	Refer to (i)
	Accrued interest	27,878	27,878	Refer to (i)
Total notes			$4,646,263

Total non-notes and notes			$6,061,389

Due to Related Parties
Afinida	Debt	$(464,458)	$935,360	Refer to (e)
Innoworks	Debt	1,976,874	2,676,327	Refer to (e)
Prime	Debt	(201,954)	591,849	Refer to (e)
Demeter	Accounts payable - Aircraft rental	4,739,900	—	Refer to (f)
Trucept, Inc.	Accounts payable - Marketing	5,597	—	Refer to (h)
Tipp	Accounts payable - Consulting	40,000	20,001	Refer to (h)
			$4,223,537

Others
Dalrada Financial Corp.	Investment	—	$280,945	Refer to Note 7
Various	Services	$52,227	—	Refer to (h)

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For the Year Ended December 31, 2022

Entity Name	Nature of Transactions	Transaction Amount, Net During 2022	Outstanding Balance as of 12/31/22	Affiliation, Terms and Conditions
Due from Related Parties
Demeter	Pass-through costs	$5,842,580	$4,382,241	Refer to (a)
	Maintenance revenue	737,570	453,801	Refer to (b)
	Management fees	161,725	83,169	Refer to (c)
Dalrada Health Products	Charter sales	333,662	276,423	Refer to (d)
Tipp	Charter sales	53,280	53,280	Refer to (d)
Clovis Glass	Charter sales	36,474	33,454	Refer to (d)
Trucept, Inc./Afinida	Charter sales	28,267	18,533	Refer to (d)
Ross Gourdie	Officer loan	(9,691)	4,966	Refer to (g)
Grand Restaurant Group	Charter sales	12,740	—	Refer to (d)
			$5,305,867

Due to Related Parties
Afinida	Debt	$(274,214)	$1,399,817	Refer to (e)
Innoworks	Debt	2,642,990	699,454	Refer to (e)
Tipp	Debt	(47,375)	—	Refer to (e)
Prime	Debt	(23,407)	793,803	Refer to (e)
Demeter	Accounts payable - Aircraft rental	3,710,626	210,350	Refer to (f)
Trucept, Inc.	Accounts payable - Marketing	24,310	3,223	Refer to (h)
			$3,106,647

Others
Dalrada Financial Corp.	Investment	—	$112,098	Refer to Note 7

(a) Pass-through costs

Per the terms of management agreements between the Company and aircraft owners, certain aircraft expenses are the responsibility of the owners. However, the Company will pay for these costs on behalf of the owners and then invoice for the recovery of these amounts, which the Company refers to as “pass-through” costs. The Company has an aircraft management agreement for aircraft usage from Demeter Harvest Corp. (“Demeter”), an affiliated company owned by Sandra DiCicco, the majority owner of Tipp. As of December 31, 2023 and 2022, the Company had pass-through amounts invoiced totaling $780,615 and $4,382,241, respectively, due from Demeter. As of December 31, 2022, the Company had a verbal agreement for repayment with Demeter. In October 2023, the Company entered into a note receivable arrangement with Demeter, see (i) below.

(b) Maintenance revenue

The Company began performing in-house maintenance on aircrafts in 2022. In prior years, aircrafts were sent to third party mechanics for service.

(c) Management fees

Per the terms of the management agreements between the Company and aircraft owners, a management fee is invoiced to owners on a monthly basis for the management of the aircraft, which primarily consists of handling administrative tasks in order to manage the rental of the planes. For the years ended December 31, 2023 and 2022, the Company has a management agreement with one affiliated company, Demeter. As of December 31, 2023 and 2022, Demeter has an outstanding balance of $37,500 and $83,169, respectively.

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(d) Charter sales

For the years ended December 31, 2023 and 2022, the Company had charter sales transactions with affiliates totaling $112,173 and $464,423, respectively, and had outstanding receivable balances totaling $253,258 and $381,690 as of December 31, 2023 and 2022, respectively. These entities are either 100% or majority owned by Sandra DiCicco or controlled by a direct family member of Sandra DiCicco. The Company does not have stated payment terms as it applies to related party sales.

(e) Debt

Afinida Inc. (“Afinida”) is a payroll processing company that is a subsidiary of Trucept, Inc.; Sandra DiCicco’s family member is the Chairman of the Board at Trucept, Inc. From the period July 1, 2019 through January 30, 2022, Afinida paid certain payroll costs (salaries and wages) for the Company. It was verbally agreed that the Company would pay Afinida for these amounts in the future, but formal terms were not documented until June, 2022, when a formal Promissory Note was put in place. The Promissory Note converted outstanding payroll services invoices due to Afinida as of December 31, 2021 in the amount of $1,674,032 into a note, payable over 36 months with a simple interest of 5%, and with the first payment due on July 1, 2022. The Company is current on its payments to Afinida.

Innoworks Employment Services (“Innoworks”) is a professional employer organization (“PEO”) in which a family member of Sandra DiCicco exercises significant influence over the operations. From the period February 1, 2022 through December 31, 2023, Innoworks paid certain payroll costs (salaries and wages) for the Company. It was verbally agreed that the Company would pay Innoworks for these amounts in the future. As of December 31, 2022, no written agreement existed. However, in February 2024 a formal Promissory Note was put in place. The Promissory Note converted all outstanding payroll services invoice due to Innoworks as of December 31, 2023 in the amount of $2,756,327 into a note, payable over 96 months, with a simple interest of 5%, and with the first payment due on March 1, 2024. The Company is current on its payments to Innoworks.

Prime Capital HR (“Prime”), which has a family member of the Company employed at Prime, has an agreement with Tipp to collect funds for and disperse such funds on behalf of Tipp; as such, it is a related party. From the period January 1, 2021 through December 31, 2021, Prime provided $153,514 to Premier to help finance operations. As of December 31, 2021, Prime had advanced a total of $817,209 to Premier. It was verbally agreed that the Company would pay Prime for these amounts in the future, but formal terms were not documented until July 2022, when a formal Promissory Note was put in place. The Promissory Note in the amount of $817,209 represents the amount due to Prime as of December 31, 2021, payable over 42 months, with a simple interest of 5%, and with the first payment due on August 1, 2022. During the years ended December 31, 2023 and 2022, the Company has made all the required payments.

Tipp advanced cash to the Company for start-up costs in 2020. It was verbally agreed that the Company would pay Tipp for these amounts in the future but formal terms were not documented until June 2022, when a formal Promissory Note was put in place. The Promissory Note in the amount of $47,375 represents the amount due to Tipp as of December 31, 2021, payable over six months, with a simple interest of 5%, and with the first payment due on August 1, 2022. The Company paid the Promissory Note in full in 2022.

(f) Leases

The Company leases aircraft owned by Demeter on an hourly basis; per the terms of the management agreement, the Company pays the aircraft owner a rate per hour that the plane is used in charter sales. As of December 31, 2023 and 2022, $0 and $210,350, respectively, was due to Demeter for these lease payments, and included in Due to related parties.

(g) Officer loan

The Company provided personal loans in 2022 to its CEO, Ross Gourdie. The loan was verbally approved by Tipp, and no formal terms were defined, except that there would be no interest on these amounts. As of December 31, 2023 and 2022 the amount outstanding was $6,166 and $4,966, respectively. These amounts were repaid in full in January 2024.

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(h) Marketing and other

The Company paid Trucept, Inc. to perform marketing research, launch social media campaigns and improve website performance. Sandra DiCicco’s family member is the Chairman of the Board at Trucept, Inc.

From time to time the Company utilizes related entities to provide catering, repair work and placement agent services.

(i) Note from receivable from related party

On January 9, 2023, the Company signed a Promissory Note agreement with Demeter. The Promissory Note converted outstanding net amounts due from Demeter as of December 31, 2021 in the amount of $2,164,913 into a note receivable, payable over 46 months, with a simple interest of 5%, and with the first payment of $49,417 to be received on February 1, 2023. As of December 31, 2023 the remaining balance of the note receivable is $2,027,453, which is included in due from related parties in the accompanying balance sheet. See Note 14 for subsequent exchange of this note receivable for aircraft and right-of-use assets and lease liabilities.

On October 23, 2023, the Company signed a Promissory Note agreement with Demeter. The Promissory Note converted outstanding net amounts due from Demeter as of December 31, 2022 in the amount of $2,724,415 into a note receivable, payable over 72 months, with a simple interest of 5%, and with the first payment to be received on October 31, 2024. As of December 31, 2023, the remaining balance of the note receivable is $2,590,932, which is included in due from related parties in the accompanying balance sheet. See Note 14 for subsequent exchange of this note receivable for aircraft and right-of-use assets and lease liabilities.

(j) Prepaid expenses - Demeter

On December 31, 2023 the Company paid for AvMax lease payments on behalf of Demeter totaling $108,628. This was recorded as a prepaid asset for the Company to offset future payments due to Demeter.

Scheduled maturities of due to related parties balance

The scheduled maturities of the Company’s due to related parties balance as of December 31, 2023 are as follow:

Year ending December 31:
2024	$975,933
2025	887,758
2026	436,697
2027	331,101
2028	348,040
Thereafter	1,224,007
Total due to related parties	4,203,536
Less: current portion	(975,933)
Due to related parties, net of current portion	$3,227,603

Revenue from related parties

For the years ended December 31, 2023, and 2022, the Company recorded revenue from related parties totaling $1,738,809 and $1,363,718, which consists of $112,173 and $464,423 for charter sales, $148,500 and $161,725 for management fee income, and $1,478,136 and $737,570 for maintenance revenue, respectively.

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12. Commitments and Contingencies

Indemnification

Under the Company’s amended and restated Certificate of Incorporation and amended and restated bylaws, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has a director and officer insurance policy that may enable it to recover a portion of any amounts paid for future claims.

Legal Proceedings

The Company is currently not a party to any legal proceedings, nor is the Company aware of any threatened or pending litigations. However, from time to time in the future, the Company could be involved in disputes, including litigation, relating to claims arising out of operations in the normal course of business, which may have a material adverse effect on the Company’s results of operations or financial position.

Leases

As of December 31, 2022, the Company has a month-to-month lease for its office and ramp space in Carlsbad, California at a monthly rate of $6,225 per month. The Company entered into a lease amendment on February 14, 2023, increasing the monthly rent to $7,108. The Company entered into another lease amendment on February 1, 2024 which increased the monthly rent to $9,438.

Retirement Plans

The Company maintains a defined contribution 401(k) plan available to eligible employees. Employee contributions are voluntary and are determined on an individual basis, limited to the maximum amount allowable under federal tax regulations. Matching contributions to the 401(k) plan are made for certain eligible employees to meet the non- discrimination provisions of the plan. During the years ended December 31, 2023 and 2022, the Company made contributions of $40,377 and $47,873, respectively, which are included in selling, general and administrative expenses in the accompanying statements of operations.

13. Revenue

The Company’s revenue is comprised of the following for the years ended December 31:

	2023	2022
Charter sales	$18,082,927	$18,648,441
Management fees	201,500	218,725
Maintenance revenue	1,828,668	915,768
Other revenue	70,979	14,984
Total revenue	$20,184,074	$19,797,918

F-34

14. Subsequent Events

In May 2024, Demeter signed an Aircraft Asset Rights Transfer Agreement to include Right of Usage of aircraft tail numbers: N614AF, N207JB, N236CA, and N555DH. This agreement transferred the Right to Use (includes all Demeter revenue share) and the Net Book Value of the assets and liabilities to the Company. The net assets include various right-of-use assets and lease liabilities, improvements made to the right-of-use assets, deposits on engine reserves, and other deposits. The Company received net assets totaling approximately $19,700,000 to fully satisfy the debt of $6,430,481, of which $5,693,336 was due from Demeter as of December 31, 2023. On the date of transfer, the Company expects to record liabilities of $13,582,896 related to note and right of liabilities assumed, resulting in a difference of $47,088 as a capital contribution. The Company accounted for the assets and liabilities assumed at their carrying value due to both entities being under common control.

The Company acquired a $3,000,000 line of credit with Tipp Investments, LLC on August 1, 2024, with annual interest of 12% and a maturity date of December 31, 2025.

The Company signed a Note Payable to Innoworks for $1,629,954 on August 15, 2024 for unpaid accounts from January 1, 2024 to June 30, 2024. The note is eight years in length at an 8% annual interest rate. First payment will be made on December 1, 2024.

The Company has evaluated events subsequent to December 31, 2023 to assess the need for potential recognition or disclosure. Such events were evaluated through September 9, 2024, the date the financial statements were available to be issued.

F-35

Annex A

AGREEMENT AND PLAN OF MERGER

among

ALTAIR INTERNATIONAL CORP.,

PREMIER AIR CHARTER MERGER SUB, INC.,

PREMIER AIR CHARTER, INC.

and

TRIPP AVIATION, LLC

Dated :

February 16, 2024

 AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of February 16, 2024 by and among Altair International Corp., a Nevada corporation (“ATAO”), Premier Air Charter Merger Sub, Inc., a Nevada corporation (the “Merger Sub”), Premier Air Charter, Inc, a California corporation (“Premier”) and TIPP Aviation, LLC a California limited liability company. ATAO, the Merger Sub and Premier are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Certain capitalized terms used herein are defined in Article X hereof.

RECITALS:

A. Premier is a California corporation that specializes in private air charters.

B. ATAO is a public company which trades on the OTCQB.

C. Merger Sub is a newly created wholly owned subsidiary of ATAO.

D. The Parties intend to effect a reverse triangular merger whereby the Merger Sub be merged with and into Premier, with Premier continuing as the surviving entity (the “Merger”) and becoming a wholly owned subsidiary of ATAO. At the Effective Time, the shareholders of Premier will exchange all shares that they own of Premier for common stock of ATAO to give Premier shareholders voting control of ATAO. TIPP Aviation, LLC is the sole shareholder of Premier.

E.   The Parties intend that the Merger will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code (as defined herein).

F.   Prior to the execution of this Agreement, Premier shall obtain, in accordance with the California Secretary of State, a written consent of the Premier Shareholders approving this Agreement, the Merger and the transactions contemplated hereby;

G. The board of directors of Premier has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of Premier and its stockholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (c) resolved to recommend adoption of this Agreement by the stockholders of Premier in accordance with the CGCL.

H. The respective boards of directors of ATAO and Merger Sub have unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of ATAO, Merger Sub and their respective shareholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants, and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
MERGER

1.1 Merger. At the Effective Time, and subject to and upon the terms and conditions of this Agreement, and in accordance with the applicable provisions of the Nevada Revised Statutes (“Nevada Law”) and the California General Corporation Law (“California Law”), Premier and the Merger Sub shall consummate the Merger, pursuant to which Premier shall continue as the surviving corporation. Premier, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2 Effective Time. The Parties hereto shall cause the Merger to be consummated by filing the Plan of Merger for the merger of Premier with Merger Sub (the “Plan of Merger”) with the Nevada Secretary of State. The Merger shall become effective at such time as the Plan of Merger has been duly filed or at such later date or time as may be agreed by the Premier, Merger Sub and ATAO in writing and specified in the Plan of Merger (the time of approval of such filing by the Nevada Secretary of State, or such later time as may be specified in the Plan of Merger, being the “Effective Time”).

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the Plan of Merger. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Premier and Merger Sub shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Corporation, which shall include the assumption by the Surviving Corporation of any and all agreements, covenants, duties and obligations of Premier set forth in this Agreement to be performed after the Effective Time.

 1.4 Tax Treatment For federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

1.5 Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of ATAO, each as in effect immediately prior to the Effective Time, shall be amended and restated.

 1.6 Directors and Officers of the Surviving Corporation. At the Effective Time, the board of directors and executive officers of the Surviving Corporation shall be the board of directors and executive officers of Premier, after giving effect to Section 5.13, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

1.7 Merger Consideration. As consideration for the Merger, at the Closing, ATAO will exchange with the Premier Shareholders (i) that number of shares of ATAO Common Stock (the “Merger Consideration”) constituting 85% of the issued and outstanding shares of ATAO common stock that would equal no more than 270,000,000 shares for 100% of the outstanding shares of Premier. As a result of the Merger, ATAO will be the sole shareholder of Premier and Premier shareholders will become majority shareholders of ATAO.

 1.8 Effect of Merger. At the Effective Time, Premier by virtue of the Merger and without any action on the part of any Party or the holders of any securities or the holders of any shares of capital stock of ATAO:

1.8.1 Premier Shares. Prior to the Merger Premier shall change its corporate structure from a limited liability company to a C corporation and issue shares to its shareholders pro rata as per the current issued and outstanding membership units. All Premier Shares issued and outstanding immediately prior to the Effective Time will automatically be cancelled and cease to exist in exchange for the right to receive the Merger Consideration, with each of the Premier Shareholders being entitled to receive its portion of the Merger Consideration in accordance with Section 1.7 above, without interest. As a result of the share cancellation ATAO will be the sole shareholder of Premier and Premier Shareholders will become the majority shareholders of ATAO. As of the Effective Time, the Premier Shareholders shall cease to have any other rights in and to or the Surviving Corporation other than (i) to receive any dividend or other distribution with respect to such Stock with a record date occurring prior to the Effective Time, if applicable, or (ii) to receive the Merger Consideration.

1.8.2 ATAO Liabilities. At the Closing, ATAO shall have no liabilities.

1.8.3 ATAO Officers and Directors. Immediately following the Closing, the officers and directors of ATAO shall resign and prior to such resignation shall appoint the officers and directors identified by Premier under section 5.1 of this Agreement.

1.8.4 Surrender and Payment.

(a) At the Effective Time, all Premier Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist and each holder of a certificate formerly representing any Premier Stock (each, a "Certificate") shall cease to have any rights as a Premier shareholder.

(b) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer, and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

ARTICLE II
CLOSING

2.1 Closing. Subject to and conditional upon the satisfaction or waiver of the Closing Conditions, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the Law offices of Fletcher Robbe, 600 La Terraza Blvd., Escondido, CA 92025 on the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived at 10:00 a.m. local time, or at such other date, time or place as ATAO and may agree (the date and time at which the Closing is actually held being the “Closing Date”). The parties need not be physically present at the Closing and may participate telephonically or via other such agreed-upon medium. It is contemplated that the Closing will take place contemporaneously with (or immediately following) the execution and delivery of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF ATAO AND MERGER SUB

Except as set forth in the disclosure schedules delivered by ATAO to Premier on the date hereof (the “ATAO Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, or in ATAO’s publicly filed documents with the SEC (OTCQB: ATAO), ATAO and Merger Sub represent and warrant to Premier, as of the date hereof and as of the Closing, as follows:

3.1 Organization and Standing. ATAO and Merger Sub are corporations duly incorporated, validly existing and in good standing under the state of Nevada. ATAO and Merger Sub have all the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. ATAO and Merger Sub are duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. ATAO and Merger Sub have heretofore made available to Premier accurate and complete copies of the Organizational Documents of ATAO and Merger Sub, each as currently in effect. Neither ATAO and Merger Sub are in violation of any provision of its Organizational Documents.

3.2 Authorization; Binding Agreement. ATAO and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of ATAO and Merger Sub and (b) no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of ATAO and Merger Sub are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which ATAO and Merger Sub are a party shall be when delivered, duly and validly executed and delivered by ATAO and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of ATAO and Merger Sub enforceable against ATAO and Merger Sub in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

3.3 Governmental Approvals. No Consent of or with any Governmental Authority, on the part of ATAO and Merger Sub are required to be obtained or made in connection with the execution, delivery or performance by ATAO and Merger Sub of this Agreement and each Ancillary Document to which it is a party or the consummation by ATAO and Merger Sub of the transactions contemplated hereby and thereby, other than (a) such filings as contemplated by this Agreement, (b) any filings required with FINRA or the SEC with respect to the transactions contemplated by this Agreement, (c) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (d) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on ATAO and Merger Sub.

3.4 Non-Contravention. The execution and delivery by ATAO and Merger Sub of this Agreement and each Ancillary Document to which it is a party, the consummation by ATAO and Merger Sub of the transactions contemplated hereby and thereby, and compliance by ATAO and Merger Sub with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of ATAO and Merger Sub’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to ATAO and Merger Sub or any of their respective properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by ATAO and Merger Sub under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of ATAO and Merger Sub under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any ATAO and Merger Sub Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on ATAO and Merger Sub.

3.5 Capitalization

(a) ATAO is authorized to issue (i) 500,000,000 shares of ATAO Common Stock and (ii) 10,000,000 shares of ATAO Preferred Stock. The issued and outstanding shares of ATAO Common Stock as of the date of this Agreement are set forth on Schedule 3.5(a). There are no outstanding shares of ATAO Preferred Stock. All outstanding shares of ATAO Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase, right of first refusal, preemptive right, subscription right or any similar right or any contract to which ATAO is a party. All of the outstanding ATAO Common Stock has been issued in compliance with applicable securities laws.

(b) Except as set forth on Schedule 3.5(b), there are no (i) outstanding warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of ATAO capital stock or (B) obligating ATAO to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any s or shares or securities convertible into or exchangeable for such shares, or (C) obligating ATAO or Merger Sub to grant, extend or enter into any such , warrant, call, subscription or other right, agreement, arrangement or commitment for such shares of capital stock. There are no outstanding obligations of ATAO to repurchase, redeem or otherwise acquire any shares of ATAO capital stock or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. There are no shareholders agreements, voting trusts or other agreements or understandings to which ATAO is a party with respect to the voting of any shares of ATAO capital stock.

3.6 Indebtedness; Merger Sub Activities. Immediately prior to the Closing ATAO will not have any Indebtedness. Since its formation, Merger Sub has not engaged in any business activities other than as contemplated by this Agreement, does not own directly or indirectly any ownership, equity, profits or voting interest in any Person and has no assets, liabilities or indebtedness except those incurred in connection with this Agreement and the Ancillary Documents to which it is a party.

3.7 SEC Filings and Financials

(a) On or before the Closing Date, ATAO will have filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by ATAO with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “SEC Reports”). The SEC Reports (x) will be prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) will not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b) The financial statements and notes contained or incorporated by reference in the SEC Reports to be filed by ATAO for the fiscal years ended March 31, 2023 and March 31, 2022 and (y) the three and nine month periods ended June 30, 2023 and December 31, 2023 (the “ATAO Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of ATAO at the respective dates of and for the periods referred to in such financial statements, all conformity with (i) GAAP in effect as of the respective dates thereof applied on a consistent basis throughout the periods involved (except, in the case of the unaudited statements, subject to normal year-end audit adjustments none of which are material individually or in the aggregate, and the absence of footnotes, none of which, if presented, would materially differ from those in the most recent audited financial statements and (ii) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable). ATAO will file a Form 8-K within four business days following the signing of this Agreement and will file a Form 8-K/A within four business days of the Closing Date, in any case no later than March 6, 2024.

(c) Except as otherwise disclosed on Schedule 3.7, since December 31, 2023, ATAO has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or disclosed in the ATAO Financials or the notes thereto other than: (i) Liabilities incurred in connection with this Agreement, or (ii) Liabilities incurred in the ordinary course of business that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.8 Compliance with Laws. ATAO and its subsidiaries are, and have since December 31, 2023, been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on ATAO, and ATAO has not received since January 1, 2015, written notice alleging any violation of applicable Law in any material respect by ATAO.

3.9 Actions; Orders; Permits. There is no pending or, to the Knowledge of ATAO, threatened material Action to which ATAO or its subsidiaries are subject which would reasonably be expected to have a Material Adverse Effect on ATAO. There is no material Action that ATAO has pending against any other Person. ATAO is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. ATAO holds all material Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Consent or for such Consent to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on ATAO.

3.10 Taxes and Returns.

(a) ATAO has or will have timely filed, or caused to be timely filed (subject to filing extensions), all material Tax Returns required to be filed by it for the tax years 2022 and later, which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in ATAO Financials have been established in accordance with GAAP. There are no audits, examinations, investigations or other proceedings pending against ATAO in respect of any Tax, and ATAO has not been notified in writing of any proposed Tax claims or assessments against ATAO (other than, in each case, claims or assessments for which adequate reserves in the ATAO Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of ATAO’s assets, other than Permitted Liens. ATAO has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by ATAO for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b) Since January 1, 2018, ATAO has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

3.11 Employees and Employee Benefit Plans. ATAO does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any Liability under, any Benefit Plans.

3.12 Subsidiaries. ATAO has two wholly owned subsidiaries, EV Lithium Solutions, Inc., a Nevada corporation, which owns certain proprietary battery technology, and Meger Sub. EV Lithium Solutions, Inc. will be removed from ATAO immediately following the Closing.

3.13 Material Contracts. Other than this Agreement and the Ancillary Documents, there are no Contracts to which ATAO or Merger Sub is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a Liability greater than $1,000, (ii) may not be cancelled by ATAO on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of ATAO as its business is currently conducted, any acquisition of material property by ATAO, or restricts in any material respect the ability of ATAO from engaging in business as currently conducted by it or from competing with any other Person (each, a “ATAO Material Contract”). All ATAO Material Contracts have been filed as exhibits to the SEC Reports.

3.14 Transactions with Affiliates. There are no contracts or arrangements that are in existence as of the date of this Agreement under which there are any existing or future Liabilities or obligations between ATAO and any (a) present or former director, officer or employee or Affiliate of ATAO, or any immediate family member of any of the foregoing, or (b) record or beneficial owner of more than five percent (5%) of ATAO’s outstanding capital stock as of the date hereof.

3.15 Finders and Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from ATAO or any of its Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of ATAO.

3.16 Ownership of Contribution Consideration. All shares of ATAO Common Stock to be issued and delivered to Premier shareholders in accordance with Article I shall be, upon issuance and delivery of such shares of ATAO Common Stock, fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, and the issuance and sale of such ATAO Common Stock pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

3.17 Independent Investigation. ATAO and Merger Sub have each conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of Premier and each acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Premier for such purpose. ATAO and Merger Sub each acknowledge and agree that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of Premier set forth in Article IV (including the related portions of the Premier Disclosure Schedules); and (b) none of Premier or its Representatives have made any representation or warranty as to, or this Agreement, except as expressly set forth in Article IV (including the related portions of Premiers Disclosure Schedules).

3.18 No Other Representations and Warranties. Except for the representations and warranties of ATAO and Merger Sub expressly set forth above in this Article III (as qualified by the ATAO Disclosure Schedule) or in a certificate delivered pursuant to this Agreement, Premier acknowledges and agrees that (1) none of ATAO, Merger Sub or any of its Affiliates is making and none of them has made any representations or warranties, express or implied, relating to itself or its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of Premier or its Affiliates or Representatives is relying on any representation or warranty of ATAO, Merger Sub, or any of its affiliates except for those expressly set forth in Article III (as qualified by the ATAO Disclosure Schedule), and (2) no person has been authorized by ATAO, Merger Sub, or any of its Affiliates to make any representation or warranty relating to ATAO, Merger Sub, or any of its Affiliates or their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and if made, such representation or warranty has not been and shall not be relied upon by Premier. Except as otherwise expressly provided in this Agreement and to the extent any such information is expressly included in a representation or warranty contained in Article III (as qualified by the ATAO Disclosure Schedule), Premier agrees and acknowledges that, in connection with the Merger and the other transactions contemplated by this Agreement, neither ATAO, Merger Sub, nor any other person will have or be subject to any liability or obligation to Premier or any of its Subsidiaries or Affiliates resulting from the distribution or failure to distribute to Premier, or Premiers’ use of, any such information, including any information, documents, or materials, made available to Premier in any format in connection with the Merger or management presentations in expectation of the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PREMIER

Except as set forth in the disclosure schedules delivered by Premier to ATAO on the date hereof (the “Premier Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, Premier hereby represents and warrants to ATAO, as of the date hereof and as of the Closing, as follows:

4.1 Organization and Standing. Premier is a California corporation duly formed, validly existing and in good standing under the laws of the state of California and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Premier has heretofore made available to ATAO accurate and complete copies of the Organizational Documents of Premier, as currently in effect. Premier is not in violation of any provision of its Organizational Documents. Premier is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Premier has heretofore made available to ATAO accurate and complete copies of the Organizational Documents of Premier as currently in effect. Premier is not in violation of any provision of its Organizational Documents.

4.2 Authorization; Binding Agreement. Premier has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of Premier, (b) no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of Premier are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which Premier is a party shall be when delivered, duly and validly executed and delivered by Premier, as applicable, and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Premier, as applicable, enforceable against Premier in accordance with its terms, except to the extent that enforceability thereof may be limited by the Enforceability Exceptions.

4.3 Subsidiaries. Premier does not own, of record or beneficially, or control any direct or indirect equity or other interest, or any right (contingent or otherwise) to acquire the same, in any corporation, partnership, limited liability company, joint venture, association or other entity.

4.4 Governmental Approvals. No Consent of or with any Governmental Authority, on the part of Premier, is required to be obtained or made in connection with the execution, delivery or performance by Premier of this Agreement and each Ancillary Document to which it is a party or the consummation by Premier of the transactions contemplated hereby and thereby, other than (a) such filings as contemplated by this Agreement, (b) applicable requirements, if any, of securities laws under laws of the State of California, and the rules and regulations thereunder, and (C) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on Premier.

4.5 Non-Contravention. The execution and delivery by Premier of this Agreement and each Ancillary Document to which it is a party, the consummation by Premier of the transactions contemplated hereby and thereby, and compliance by Premier with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of Premiers’ Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to Premier or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Premier under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of Premier under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on Premier.

4.6 Financial Statements. As used herein, the term “Premier Audited Financials” means the (i) audited consolidated financial statements of Premier (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of Premier as of December 31, 2022 and December 31, 2021, and the related consolidated unaudited income statements, changes in stockholder equity and statements of cash flows for the periods then ended. True and correct copies of Premier’s audited financials have been provided to ATAO. The Premier Financials (i) accurately reflect the books and records of as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the Premier Audited Financials exclude the footnote disclosures and other presentation items required for GAAP or ISA and exclude year-end adjustments which will not be material in amount), and (iii) fairly present in all material respects the consolidated financial position of Premier as of the respective dates thereof and the consolidated results of the operations and cash flows of Premier for the periods indicated. Premier has never been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

4.7 Absence of Certain Changes. Since, January 1, 2022, Premier has (a) conducted its business only in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.2 if such action were taken on or after the date hereof without the consent of ATAO.

4.8 Compliance with Laws. Premier is not nor has been in material conflict or material non-compliance with, or in material default or violation of, nor has Premier received, since January 1, 2022, any written or, to the Knowledge of Premier, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

4.9 Litigation. There is no (a) Action of any nature pending or, to Premiers’ Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to Premiers’ Knowledge, threatened); or (b) Order pending now or rendered by a Governmental Authority, in either case of (a) or (b) by or against Premier.

4.10 Material Contracts. Premier has not received notice of breach of any material contract.

4.11 Taxes and Returns. Premier has or will have timely filed, or caused to be timely filed, all Tax Returns required to be filed by it for the tax years 2020 and later, which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in Financials have been established in accordance with GAAP. There are no audits, examinations, investigations or other proceedings pending against Premier in respect of any Tax, and Premier has not been notified in writing of any proposed Tax claims or assessments against Premier (other than, in each case, claims or assessments for which adequate reserves in the Premier Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of Premier’ assets, other than Permitted Liens. has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by Premier for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

4.12 Title to and Sufficiency of Assets. Premier has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified in the Premier Audited Financials and (d) Liens set forth on Schedule 4.13. The assets (including Intellectual Property rights and contractual rights) of Premier constitute all of the assets, rights and properties that are used in the operation of the businesses of Premier as it is now conducted and presently proposed to be conducted or that are used or held by Premier for use in the operation of the businesses of Premier, and taken together, are adequate and sufficient for the operation of the businesses of Premier as currently conducted and as presently proposed to be conducted.

4.13 Insurance. During each of the past three fiscal years, Premier has been adequately insured by financially sound and reputable insurers with respect to risks normally insured against and in amounts normally carried by companies similarly situated. All such insurance policies are in full force and effect; all premiums due on such policies have been fully paid; and no notice of cancellation or termination has been received with respect to any policy.

4.14 No Brokers. Except as set forth in Schedule 4.15, Premier has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or charges or any similar charges in connection with this Agreement or any transactions contemplated hereby.

4.15 Independent Investigation. Premier has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of ATAO and Merger Sub and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of ATAO for such purpose. Premier acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of ATAO set forth in Article IV (including the related portions of the ATAO Disclosure Schedule); and (b) none of ATAO or Merge Sub nor their respective Representatives have made any representation or warranty as to ATAO, or this Agreement, except as expressly set forth in Article IV (including the related portions of ATAO Disclosure Schedules).

4.16 Shareholder Consent. Premier’s sole shareholder (TIPP Aviation, LLC) will be signing this Agreement.

ARTICLE V
COVENANTS

5.1 Access and Information. Each Party shall give, and shall direct its Representatives to give, the other Party and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to such Party or its Subsidiaries, as the other Party or its Representatives may reasonably request regarding such Party, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and to reasonably cooperate with the other Party and its Representatives in their investigation; provided, however, that each Party and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the other Party or any of its Subsidiaries.

5.2 Conduct of Business of Premier. Unless ATAO shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), except as expressly contemplated by this Agreement, Premier shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to Premier and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

5.3 Conduct of Business of ATAO. Unless Premier shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), except as expressly contemplated by this Agreement ATAO shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to ATAO and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

5.4 Financials. Premier has deliver to ATAO, (i) audited consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, and the related audited consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the years then ended, together with the auditor’s reports thereon, which financial statements shall have been audited in accordance with GAAP or ISA auditing standards by a qualified auditor and (ii) unaudited consolidated financial statements for the period ended September 30, 2023, and the related unaudited consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the period then ended, which unaudited financial statements shall have been reviewed in accordance with ISA standards by a qualified auditor (such audited and unaudited financial statements described in the foregoing clauses (i) and (ii), collectively, the “PCAOB Financials”). The PCAOB Financials shall be accompanied by a certificate of the Chief Financial Officer or President of Premier to the effect that all such financial statements fairly present the consolidated financial position and results of operations of Premier and its Subsidiaries as of the date or for the periods indicated, in accordance with GAAP or ISA.

5.5 ATAO SEC Reports. ATAO shall duly file with the SEC and deliver to Premier, as promptly as practicable, copies of all of its required SEC Reports in connection with the Merger, prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, including the following:

a) Form 8-K disclosing the terms of this Agreement upon execution of this Agreement and a Form 8-K/A following the Closing or no later than March 6, 2024; and

b) ATAO filing its December 31, 2023, Form 10-Q.

5.6 No Solicitation.

(a) For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means (A) with respect to Premier and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of Premier (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of Premier or its Affiliates, in any case, whether such transaction takes the form of a sale of shares or other equity, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to Premier and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning any business combination with any Person.

(b) In order to induce ATAO to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, Premier shall not, and shall cause its Representatives to not, without the prior written consent of the other Party, directly or indirectly, (i) solicit, initiate, entertain, discuss, negotiate, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party. Notwithstanding the foregoing, no disclosure that the board of directors of ATAO may determine in good faith (after consultation with its outside legal counsel) that ATAO is required to make under applicable Law will constitute a violation of this Agreement.

(c) Premier shall notify ATAO as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by Premier or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to Premier or its Affiliates, specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. Premier shall keep ATAO promptly informed of the status of any such inquiries, proposals, offers or requests for information. shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions, or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

5.7 No Solicitation.

(a) For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means (A) with respect to ATAO and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of ATAO (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of ATAO or its Affiliates, in any case, whether such transaction takes the form of a sale of shares or other equity, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to ATAO and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning any business combination with any Person.

(b) To induce Premier to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, ATAO shall not, and shall cause its Representatives to not, without the prior written consent of the other Party, directly or indirectly, (i) solicit, initiate, entertain, discuss, negotiate, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party. Notwithstanding the foregoing, no disclosure that the board of directors of ATAO may determine in good faith (after consultation with its outside legal counsel) that ATAO is required to make under applicable Law will constitute a violation of this Agreement.

(c) ATAO shall notify Premier as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by ATAO or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to ATAO or its Affiliates, specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. ATAO shall keep Premier promptly informed of the status of any such inquiries, proposals, offers or requests for information. ATAO shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions, or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

5.8 Notification of Certain Matters. Each of the Parties shall give prompt notice to the other Parties if such Party or its Affiliates: (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates hereunder in any material respect; (b) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates; (c) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to set forth in Article VI not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

5.9 Tax Matters. Each of the Parties shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, which could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties intend to report and, except to the extent otherwise required by Law, shall report, for federal income tax purposes, the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

5.10 Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

5.11 Confidential Information. The Parties hereby agree that in the event this Agreement is terminated in accordance with its terms, for a period of two (2) years after such termination, they shall, and shall cause their Representatives to: (i) treat and hold in strict confidence any Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Confidential Information without the other Party’s prior written consent; and (ii) in the event that the either Party or its Affiliates or Representatives, in the event this Agreement is terminated in accordance with its terms, for a period of two (2) years after such termination, becomes legally compelled to disclose any Confidential Information, (A) provide the other Party with prompt written notice of such requirement so that that Party or an Affiliate thereof may seek a protective Order or other remedy or waive compliance with this Section 5.12, and (B) in the event that such protective Order or other remedy is not obtained, or the relevant Party waives compliance with this Section 5.12, furnish only that portion of such Confidential Information which is legally required to be provided as advised in writing by counsel. In the event that this Agreement is terminated, and the transactions contemplated hereby are not consummated, the Parties shall, and shall cause their Affiliates and Representatives to, promptly deliver to the other Party any and all copies (in whatever form or medium) of Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon.

5.12 Post-Closing Board of Directors and Executive Officers.

(a) The Parties shall take all necessary action, including causing the directors and officers of ATAO to resign, so that effective as of the Closing, ATAO’s board of directors (the “Post-Closing ATAO Board”) will consist of five directors. Immediately after the Closing, the Parties shall take all necessary action to designate and appoint to the Post-Closing ATAO Board such persons as will be designated by Premier prior to the Closing. As of the Closing, the Parties shall take all necessary action to designate and appoint Sanda Dicicco as Chief Executive Officer and Chairman of the Board of Directors of ATAO. Subject to resignations provided by ATAO’s directors, the board of directors of the Surviving Corporation immediately after the Closing shall be the same as the board of directors of Premier immediately prior to the Closing.

(b) The Parties shall take all action necessary, including causing the executive officers of ATAO to resign, so that the individual serving as the chief executive officer of ATAO immediately after the Closing will be the same individual (in the same office) as that of Premier immediately prior to the Closing (unless, at its sole discretion, Premier desires to appoint another qualified person to either such role, in which case, such other person identified by Premier shall serve in such role).

5.13 Mutual Indemnification of Directors and Officers.

(a) The Parties shall mutually jointly and severally (i) assume the obligations with respect to all rights to indemnification, advancement of expenses and exculpation from liabilities, for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers or consultants of the Parties and each Person who served as a director, officer, member, consultant, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the Parties (collectively, the “ Indemnified Persons”) as provided in the Parties’ Organizational Documents or any indemnification agreement between such Indemnified Person and each of the Parties (in each case, as in effect on the date hereof and, in the case of any indemnification agreement, as set forth in each of the Parties’ Disclosure Schedules and of which each of the Parties has made available to true, correct and complete copies), without further action, as of the Effective Time, and such obligations shall survive the Merger and shall continue in full force and effect in accordance with their terms and (ii) during the period commencing on the Effective Time and ending on the second (2nd) anniversary of the Effective Time, indemnify and hold harmless each Indemnified Person with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with the defense of any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnified Person was a director or officer of one of the Parties or (B) acts or omissions by an Indemnified Person in the Indemnified Person’s capacity as a director, officer or agent of one of the Parties or taken at the request of one of the Parties (including in connection with serving at the request of one of the Parties as a director, officer, agent, trustee or fiduciary of another person), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the transactions contemplated by this Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Person), to the fullest extent permitted under applicable Law that the Parties and the Surviving Corporation could provide such indemnification to such Indemnified Persons pursuant to Nevada Law and the Parties’ Organizational Documents in effect on the date of this Agreement; provided, however, that no Indemnified Person shall be entitled to indemnification pursuant to this Section 5.12 in respect of any act or omission which has been adjudicated to be ineligible for indemnification under Nevada Law.

 (b) For the avoidance of doubt, the applicable rights of indemnification and exculpation contemplated by this Section 5.12 and pursuant to the terms of the ATAO Organizational Documents as in effect at or immediately prior to the Effective Time shall not be impaired by any modification of such terms in any amendment or restatement of such Organizational Documents following the Effective Time (including in connection with the filing of the Plan of Merger). The Surviving Corporation shall not settle, compromise or consent to the entry of any judgment in any threatened or actual Action relating to any acts or omissions covered under this Section 5.13 (each, a “Claim”) for which indemnification has been sought by an Indemnified Person hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Claim or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent.

(c) In the event the Surviving Corporation or any of its respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Corporation shall make proper provision so that the successors and assigns of the Surviving Corporation shall assume the obligations set forth in this Section 5.13.

5.14 Audited Financial Statements. Premier agrees to provide to ATAO prior to Closing its latest two fiscal years of financial statements audited by a PCAOB approved independent accounting firm in accordance with SEC Regulation S-X.

5.15 No ATAO Debt or Contingent Liabilities at Closing. ATAO will eliminate any outstanding debt obligations or contingent liabilities prior to Closing.

5.16 Survival. The representations and warranties of each of the Parties contained in this Agreement or in any certificate or instrument delivered by or on behalf of such Parties pursuant to this Agreement shall not survive the Closing, and from and after the Closing, neither Party shall have any further obligations, nor shall any claim be asserted or action be brought against any other Party. The covenants and agreements made by each Party in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing or by their express terms survive Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

ARTICLE VI
CLOSING CONDITIONS

6.1 Conditions to Obligations of Premier. The obligations of Premier to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by ATAO) of the following conditions:

(a) Representations and Warranties. All of the representations and warranties of ATAO set forth in this Agreement and in any certificate delivered by ATAO pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to Premier.

(b) Agreements and Covenants. ATAO shall have performed in all material respects all of ATAO’s obligations and complied in all material respects with all of ATAO’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date, including delivery of duly authorized and delivered copies of the Ancillary Agreements.

(c) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to ATAO since the date of this Agreement which is continuing and uncured.

(d) Diligence. shall have completed its due diligence investigation of ATAO, including the financial and legal documents, materials, properties, books, and records of ATAO, and shall be reasonably satisfied, in its reasonable discretion, with the results thereof.

(e) Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(f) No Litigation. There shall not be any pending Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(g) Reorganization. NA

(h) Closing Deliveries.

(i) Officer Certificate. ATAO shall have delivered to Premier a certificate, unless waived, dated the Closing Date, signed by an executive officer of ATAO in such capacity only, certifying as to the satisfaction of the conditions specified in Sections 6.1(a), 6.1(b) and 6.1(c) and further certifying as to, and attaching, (A) copies of ATAO and Merger Sub’s Organizational Documents as in effect as of the Closing Date and (B) the resolutions of ATAO’s board of directors authorizing the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby.

(ii) Good Standing. ATAO shall have delivered to Premier a good standing certificate (or similar documents applicable for such jurisdictions), unless waived, for ATAO certified as of a date no later than sixty (60) days prior to the Closing Date from the proper Governmental Authority of ATAO’s jurisdiction of organization and from each other jurisdiction in which ATAO is qualified to do business as a foreign entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iii) Resignations and Elections. ATAO shall have obtained and delivered to Premier at or prior to the Closing the resignation of its directors (subject to requirements of Schedule 14-f) and each officer of ATAO.

(iv) DTC Eligibility. All shares of ATAO Common Stock shall be eligible for deposit with the Depository Trust Company (provided that all costs and expenses associated with making such shares eligible and fulfilling such condition shall be borne by Premier).

6.2 Conditions to Obligations of ATAO. The obligations of ATAO and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by Premier) of the following conditions:

(a) Representations and Warranties. All of the representations and warranties of Premier set forth in this Agreement and in any certificate delivered by Premier, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, Premier.

(b) Agreements and Covenants. Premier shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date, including delivery of duly authorized and delivered copies of the Ancillary Agreements.

(c) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Premier since the date of this Agreement which is continuing and uncured.

(d) Diligence. ATAO shall have completed its due diligence investigation of Premier, including the financial and legal documents, materials, properties, books, and records of Premier, and shall be reasonably satisfied, in its reasonable discretion, with the results thereof.

(e) Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(f) No Litigation. There shall not be any pending Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(g) Closing Deliveries.

(i) Ancillary documents. ATAO shall have received all Ancillary Documents required to be executed by third parties duly executed by such third parties.

(ii) Officer Certificate. ATAO shall have received a certificate from Premier, unless waived, dated as the Closing Date, signed by an executive officer of Premier in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c).

(iii) Secretary’s or Other Certifying Officer’s Certificate. Premier shall have delivered to ATAO a certificate, unless waived, executed by Premier’s Secretary or other certifying officer as to the validity and effectiveness of, and attaching, (A) copies of Premier’s Organizational Documents as in effect as of the Closing Date (immediately prior to the Closing), and (B) the incumbency of officers of Premier authorized to execute this Agreement or any Ancillary Document to which Premier is or is required to be a party or otherwise bound.

(iv) Audited Financial Statements. Premier shall have delivered (i) the final audited consolidated financial statements of Premier (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the and its subsidiaries as of December 31, 2022 and December 31, 2021, and the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the years then ended, each audited in accordance with PCAOB auditing standards by a qualified auditor.

6.3 Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by the failure of such Party or its Affiliates to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE VII

N/A

ARTICLE VIII
TERMINATION AND EXPENSES

8.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a) by mutual written consent of ATAO and Premier.

(b) by written notice by ATAO or Premier if any of the conditions to the Closing set forth in Article VI have not been satisfied or waived by February 29, 2024 (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c) by written notice by either ATAO or Premier if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to a Party if the failure by such Party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

(d) by written notice by Premier, if (i) there has been a material breach by ATAO of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of ATAO shall have become materially untrue or materially inaccurate, in any case, which would result in a failure of a condition set forth in Section 6.1(a) or Section 6.1(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by Premier or (B) the Outside Date;

(e) by written notice by ATAO, if (i) there has been a breach by Premier of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by ATAO or (B) the Outside Date;

(f) by written notice by ATAO, to Premier if there shall have been a Material Adverse Effect on Premier or its Subsidiaries following the date of this Agreement which is uncured and continuing; or

(g) by written notice by ATAO to Premier if Premier had not have delivered to ATAO on or prior to February 29, 2024, the Premier PCAOB Financials; or

(h) by written notice by Premier.

8.2 Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 8.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 8.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 8.1, (i) this Agreement shall forthwith become void, and (ii) there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease.

8.3 Fees and Expenses. Except as provided otherwise in this Agreement, including in Section 8.2 above, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement.

ARTICLE IX
MISCELLANEOUS

9.1 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by electronic mail or facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) five (5) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to ATAO:

Altair International Corp.

322 North Shore Drive, Building 1B Suite 200

Pittsburgh, PA, 15212

Attn: Leonard Lovallo, President and CEO

Email: LeonardLovallo@Gmail.com

with a copy (which will not constitute notice) to:

Culhane Meadows PLLC

1701 Pennsylvania Avenue, N.W.

Suite 200

Washington, D.C. 20006

Attn: Ernest M. Stern, Esq.

Email: estern@cm.law

If to Premier:

2006 Palomar Airport Road, Suite 210

Carlsbad, CA 92011

Phone: 858.999.3981

Email: office@premieraircharter.com

with a copy (which will not constitute notice) to:

Law offices of Fletcher Robbe

600 La Terraza Blvd.

Escondido, CA 92025

Attn: Fletcher Robbe, Esq.

Email: frobbe@frobbeintl.com

9.2 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned whether by operation of Law or otherwise without the prior written consent of ATAO and Premier, and any assignment without such consent shall be null and void, provided that no such permitted assignment shall relieve the assigning Party of its obligations hereunder.

9.3 Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

9.4 Governing Law; Jurisdiction. This Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Nevada without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in Clark County, Nevada (or in any appellate court thereof) (the “Specified Courts”). Each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 9.1. Nothing in Section 9.4 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

9.5 WAIVER OF JURY TRIAL. EACH OF THE Parties HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER Parties HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

9.6 Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

9.7 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

9.8 Amendment. This Agreement may be amended, supplemented, or modified only by execution of a written instrument signed by ATAO and Premier.

9.9 Waiver. ATAO on behalf of itself Merger Sub and its Affiliates, Premier on behalf of itself and its Affiliates, may in its sole discretion on behalf of itself (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

9.10 Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

9.11 Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute the same agreement.

ARTICLE X
DEFINITIONS

10.1 Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“Acquisition Proposal” has the meaning ascribed to such term in Section 5.7(a) hereof.

“Act” has the meaning set forth in the Recitals hereto.

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

“Agreement” has the meaning set forth in the Preamble hereto.

“Alternative Transaction” has the meaning ascribed to such term in Section 5.7(a) hereof.

“Ancillary Documents” means any document that the Parties determine is necessary to consummate the Merger.

“ATAO” has the meaning set forth in the Preamble hereto.

“ATAO Common Stock” means the shares of common stock, par value $.001 per share, of ATAO.

“ATAO Financials” has the meaning ascribed to such term in Section 3.7(b) hereof.

“ATAO Material Contract” has the meaning ascribed to such term in Section 3.13 hereof.

“ATAO Preferred Stock” means the 10,000,000 authorized shares of blank check preferred stock, par value $.001 per share, of ATAO.

“ATAO Stock” means the shares of ATAO Common Stock.

“ATAO Stockholders” means the holders of ATAO Common Stock.

“ATAO Securities” means, collectively, the ATAO Stock or securities convertible into ATAO Stock.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“California Law” has the meaning ascribed to such term in Section 1.1 hereof.

“Closing” has the meaning ascribed to such term in Section 2.1 hereof.

“Closing Date” has the meaning ascribed to such term in Section 2.1 hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Confidential Information” means all confidential or proprietary documents and information concerning the either Party or any of its Representatives; provided, however, that the Confidential Information shall not include any information which, (i) at the time of disclosure by Premier or its respective Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by ATAO or its Representatives to Premier or its Representatives, was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Confidential Information.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled,” “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Effective Time” has the meaning ascribed to such term in Section 1.2 hereof.

“Enforceability Exceptions” has the meaning ascribed to such term in Section 3.2 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fraud Claim” means any claim based in whole or in part upon common law fraud as set in the elements of fraud under applicable Law.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign, or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of acceptances issued or created, (g) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by an Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligation described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

 “Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: patents, trademarks, copyrights, trade secrets, internet assets, software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“IRS” means the U.S. Internal Revenue Service (or any successor Governmental Authority).

“Knowledge” means, with respect to any Party, the actual knowledge of the executive officers or directors of such Party, after due inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes of clause (a) above, any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared), pandemic or natural disaster; and (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses.

“Merger” has the meaning set forth in the Recitals hereto.

“Merger Consideration” has the meaning set forth in Section 1.7 hereof.

“Merger Sub” has the meaning ascribed to such term set forth in the Preamble hereto.

“Nevada Law” has the meaning ascribed to such term in Section 1.1 hereof.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award, or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to any Person that is not a natural person, the articles of incorporation, Articles of Incorporation, charter, bylaws, articles of formation, certificate of formation, regulations, operating agreement, partnership agreement, certificate of limited partnership, trust agreement or other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of such Person, including any amendments thereto or restatements thereof.

“Outside Date” has the meaning ascribed to such term in Section 8.1(b).

“Party” and “Parties” have the meanings set forth in the Preamble hereto.

“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).

“PCAOB Financials” has the meaning ascribed to such term in Section 5.4 hereof.

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or (v) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership, or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts, and other tangible personal property.

“Plan of Merger” has the meaning ascribed to it in Section 1.2 hereto.

“Post-Closing ATAO Board” has the meaning ascribed to such term in Section 5.13 hereof.

“Preferred Stock Consideration” has the meaning set forth in Section 1.7 hereof.

“Premier Audited Financials” has the meaning ascribed to such term in Section 4.6 hereof.

“Premier Shareholders” means the holders of Premier Common Stock.

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel, and accountants), agents and other legal representatives of such Person or its Affiliates.

“SEC” means the Securities and Exchange Commission (or any successor Governmental Authority).

“SEC Reports” has the meaning ascribed to such term in Section 3.7(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Specified Courts” has the meaning ascribed to such term in Section 9.4 hereof.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules.

“Surviving Corporation” has the meaning ascribed to such term in Section 1.1 hereof.

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Willful Breach” means, with respect to any representation, warranty, covenant or agreement, a breach that is a consequence of an act deliberately undertaken or omitted to be taken by the breaching party with the specific intent that the taking of such act or failure to take such act would cause a breach of the relevant representation, warranty, covenant or agreement.

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IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered as of the date first written above.

ALTAIR INTERNATIONAL CORP.

By: /s/ Leonard Lovallo_______________

Name: Leonard Lovallo

Title: President and CEO

PREMIER AIR CHARTER MERGER SUB, INC.

By: /s/ Leonard Lovallo ____________

Name: Leonard Lovallo

Title: President and CEO

PREMIER AIR CHARTER, INC.

By: /s/ Ross Gourdie__________________

Name: Ross Gourdie

Title: CEO

TIPP AVIATION, LLC

By: /s/ Sandra DiCicco________________

Name: Sandra DiCicco

Title: Managing Member

AMENDMENT NO. 6 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 6 (this “Amendment”) is to the Agreement and Plan of Merger dated January 15, 2025, modifying certain terms of the Agreement and Plan of Merger dated February 16, 2024, as amended (the “Merger Agreement”), entered into by and among Altair International Corp., Premier Air Charter Merger Sub, Inc., Premier Air Charter, Inc. and Tipp Aviation, LLC. Terms not defined herein have the meaning ascribed to them under the terms of the Merger Agreement.

WHEREAS, the parties to the Merger Agreement desire to extend the Outside Date as that term is defined in Article VIII (Termination), section 8.1(b) of the Merger Agreement and further in those certain Amendments Nos. 1, 2, 3, 4 and 5 to the Merger Agreement from January 31, 2025, to March 31, 2025.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.1 Amendment to Section 8.1(b) to Extend the Outside Date. Section 8.1(b) is amended and restated as follows:

8.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a) by mutual written consent of ATAO and Premier.

(b) by written notice by ATAO or Premier if any of the conditions to the Closing set forth in Article VI have not been satisfied or waived by March 31, 2025 (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date.

Section 2. Effect of Amendment. Except as amended hereby, the Merger Agreement shall continue in full force and effect and is hereby incorporated herein by this reference.

Section 3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Nevada without regard to its conflict of laws.

Section 4. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

Section 5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

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ALTAIR INTERNATIONAL CORP.

By: /s/ Leonard Lovallo

Name: Leonard Lovallo

Title: President and CEO

PREMIER AIR CHARTER MERGER SUB, INC.

By: /s/ Leonard Lovallo

Name: Leonard Lovallo

Title: President and CEO

PREMIER AIR CHARTER, INC.

By: /s/ Ross Gourdie

Name: Ross Gourdie

Title: CEO

TIPP AVIATION, LLC

By: /s/ Sandra DiCicco

Name: Sandra DiCicco

Title: Managing Member